As filed with the Securities and Exchange Commission on April 24, 2017
Securities Act Registration No. 333-
Investment Act Registration No. 811-23248

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	AMENDMENT NO.

______________________

Tortoise Essential Assets Income 2024 Term Fund, Inc.
Registrant Exact Name as Specified in Charter
______________________

11550 Ash Street, Suite 300
Leawood, Kansas 66211
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(913) 981-1020
Registrant’s Telephone Number, including Area Code
______________________

P. Bradley Adams
11550 Ash Street, Suite 300
Leawood, Kansas 66211
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
______________________

Copies of Communications to:

Deborah Bielicke Eades
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
______________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
☐	Check box if any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.
It is proposed that this filing will become effective (check appropriate box)
☐	When declared effective pursuant to section 8(c)
______________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common stock, $0.001 par value per share			$100,000	$11.59
(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Paid herewith.

______________________

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
Preliminary Prospectus dated April 24, 2017

Shares

Tortoise Essential Assets Income 2024 Term Fund, Inc. Common Stock

Investment Objective. Tortoise Essential Assets Income 2024 Term Fund, Inc. (the “Fund,” “we,” “us” or “our”) is a newly organized, non-diversified, closed-end management investment company. Our investment objective is to provide our common stockholders current income with the potential for capital appreciation. We cannot assure you that we will achieve our investment objective.

Investment Strategies. We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. We consider essential assets to be assets or services that are indispensable and necessary to the basic functioning of the economy and society as a whole. Essential asset sectors include, but are not limited to, the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors. We may invest across all levels of an issuer’s capital structure and emphasize income-generating investments. Our investment portfolio generally will be comprised of the following:

●

Listed equity securities. We may invest in listed equity securities of issuers in essential asset sectors, including common stock, common units of master limited partnerships (“MLPs”) and of limited liability companies (“LLCs”) and preferred equity.

●

Corporate debt securities. We may invest in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities.

●

Private investments. We may make private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in public equity, commonly referred to as “PIPEs”; (3) directly originated municipal securities of private non-profit, 501(c)(3), for-profit and governmental entities in essential asset sectors; and (4) other privately structured investments.

Under normal conditions, up to 60% of our total assets may be invested in listed equity securities, up to 70% of our total assets may be invested in corporate debt securities and up to 50% of our total assets may be invested in unregistered private investments. No more than 30% of our total assets may be invested in equity securities of private companies.

Seven-Year Term and Final Distribution. Our charter provides for a term ending on          , 2024 (such date, including any extension, the “Termination Date”). Our Board of Directors may extend the period of existence of the Fund for one year without a vote of common stockholders. On the Termination Date, we will cease our investment operations, retire or redeem our leverage facilities, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common stockholders of record in one or more distributions on or after the Termination Date. The amount distributed to our common stockholders upon our termination will be based on our net asset value at that time, which may be more or less than the public offering price. Additionally, given the nature of certain of our investments, the amount actually distributed may be less than our net asset value per share on the Termination Date.

No Prior History. Prior to this offering, there has been no public or private market for shares of our common stock. Our common stock has been approved for listing on the New York Stock Exchange under the trading or “ticker” symbol “          ,” subject to notice of issuance.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 29 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus before making a decision to purchase our securities.

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value or initial offering price. This discount risk may be greater for initial investors expecting to sell shares shortly after the completion of this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per	Total(1)
Share
Public offering price	$	$
Sales load(2)	$	$
Proceeds, before expenses, to us(3)	$	$

The underwriters expect to deliver the common stock to purchasers on or about          , 2017.

The date of this prospectus is          , 2017.

____________________

(1)

The underwriters named in this prospectus have the option to purchase up to          additional shares of common stock at the public offering price, less the sales load, within          days from the date of this prospectus to cover over-allotments. If the over-allotment option is exercised in full, the total public offering price, sales load and proceeds, before expenses, to us will be $          , $          and $          , respectively. See “Underwriting.”

(2)

Tortoise Capital Advisors, L.L.C., our investment adviser, has agreed to pay from its own assets a structuring fee to          . The aggregate amount of this payment is $          and this payment is not reflected under sales load in the table above. The sum of all compensation to the underwriters in connection with this public offering of shares of common stock, including the sales load, the structuring fee and all forms of additional payments to the underwriters, will not exceed          % of the total public offering price of the shares of common stock sold in this offering. See “Underwriting—Additional Compensation to be Paid by Our Adviser.”

(3)

In addition to the sales load, we will pay, and our stockholders will bear, offering costs of up to $          per share, estimated to total approximately $          ($          , if the underwriters exercise the over-allotment option in full), which will reduce the “Proceeds, before expenses, to us.” Tortoise Capital Advisors, L.L.C., our investment adviser, has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the investment adviser for the marketing of our common stock) exceeds $          per share.

Leverage. The borrowing of money and issuance of preferred stock and debt securities represent the leveraging of our common stock. We reserve the right at any time to use financial leverage to the extent permitted by the Investment Company Act of 1940, as amended. We anticipate that our initial leverage will consist of borrowings pursuant to a credit facility and preferred stock. See “Risk Factors—Operational Risks—Leverage Risk.”

Investment Adviser and Subadviser. Our investment adviser is Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in actively managed essential asset investing. Our Adviser will be responsible for overseeing our overall investment strategy and its implementation.

The portion of our total assets invested from time to time in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, and directly originated municipal securities will be managed by our investment subadviser, Tortoise Credit Strategies, LLC (the “Subadviser”), a registered investment adviser specializing in actively managing portfolios of fixed income securities. Our Adviser will manage the remaining portion of our total assets. Our Subadviser is an affiliate of our Adviser.

An Allocation Committee of the Adviser, comprised of representatives of our Adviser and our Subadviser, will determine the allocation of our investment portfolio between listed equity securities, corporate debt securities and private investments, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common stockholders.

This prospectus sets forth the information about the Fund that you should know before investing. You should read this prospectus before deciding whether to invest in our securities. You should retain this prospectus for future reference. A statement of additional information, dated          , 2017, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 82 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also will be available on our Adviser’s website at http://www.tortoiseadvisors.com. Information included on such website does not form part of this prospectus. You can review and copy documents that we have filed with the SEC at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information for free on the EDGAR database, including other material incorporated by reference into this prospectus, from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Until          , 2017 (25 days after the date of this prospectus) all dealers that buy, sell or trade the common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities and other investments that we hold from time to time; the time necessary to fully invest the proceeds of this offering; the conditions in the U.S. and international financial, infrastructure, energy, municipal and other markets; the level and volatility of commodity prices and interest rates; the effectiveness of our covered call option overlay strategy; the price at which our shares will trade in the public markets; and other factors.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

-i-

TABLE OF CONTENTS

Prospectus Summary	1
Summary of Fund Expenses	13
The Fund	15
Use of Proceeds	15
Investment Objective and Principal Investment Strategies	15
Risk Factors	29
Leverage	47
Management of the Fund	49
Determination of Net Asset Value	55
Distributions	57
Automatic Dividend Reinvestment Plan	57
Description of Securities	60
Certain Provisions in Our Charter and Bylaws	62
Closed-End Company Structure	65
Material U.S. Federal Income Tax Considerations	66
Underwriting	77
Administrator, Custodian and Fund Accountant	81
Legal Matters	81
Available Information	81
Table of Contents of the Statement of Additional Information	82

You should rely only on the information contained or incorporated by reference in this prospectus in making your investment decisions. Neither we nor the underwriters have authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is accurate only as of the date on its cover. Our business, financial condition and prospects may have changed since such date. We will advise investors of any material changes.

-ii-

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 29 of this prospectus.

THE FUND

We are a newly organized, non-diversified, closed-end management investment company. Our investment objective is to provide our common stockholders current income with the potential for capital appreciation. We cannot assure you that we will achieve our investment objective.

Our Adviser and Our Subadviser

Through its family of companies, including our investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), and our investment subadviser, Tortoise Credit Strategies, LLC (the “Subadviser”), Tortoise Investments, LLC (“Tortoise”) provides investors access to differentiated active and passive investment solutions and market insights. Tortoise’s business is rooted in more than a decade of leadership and expertise in essential asset and income investing offered through a variety of vehicles. Over time, Tortoise has enhanced and expanded its innovative product offerings, while staying true to its quality approach and focus. Tortoise, through its family of registered investment advisers, had $21.6 billion assets under advisement as of February 28, 2017.

Our investment adviser is Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in actively managed essential asset investing. Our Adviser will be responsible for overseeing our overall investment strategy and its implementation.

The portion of our total assets invested from time to time in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, and directly originated municipal securities will be managed by our investment subadviser, Tortoise Credit Strategies, LLC, a registered investment adviser specializing in actively managing portfolios of fixed income securities. Our Adviser will manage the remaining portion of our total assets. Our Subadviser is an affiliate of our Adviser.

For more information about our Adviser and our Subadviser, see “Management of the Fund—Investment Adviser and Subadviser.”

The Offering

We are offering          shares of common stock at $          per share through a group of underwriters (the “Underwriters”) led by          and          . You must purchase at least 100 shares of common stock in this offering. We have given the Underwriters an option to purchase up          to          additional shares of common stock to cover orders in excess          of shares of common stock. See “Underwriting.” Our Adviser, has agreed to pay all of our organizational expenses and the amount by which the aggregate of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) exceeds $          per share.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in our common stock. An investment in our common stock is not appropriate for all investors and is not intended to be a complete investment program. We may be an appropriate investment for investors who are seeking:

●	A source of current income as well as the potential for capital appreciation;
●	Exposure to essential assets issuers in a range of sectors and across the capital structure;
●	Access to private investments that may not otherwise be widely available to many investors;
●	A fund with a defined term of seven years;
●	Potential diversification of an investor’s investment portfolio;
●	Professional securities selection and active management by an experienced investment team that has managed essential assets investments across various business cycles; and
●	A fund managed by a market leader in essential asset and income investing.

An investment in our common stock involves a high degree of risk. Investors could lose some or all of their investment. See “Risk Factors.”

Investment Strategies

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. We consider essential assets to be assets or services that are indispensable and necessary to the basic functioning of the economy and society as a whole. Essential asset sectors include, but are not limited to, the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors. We may invest across all levels of an issuer’s capital structure and emphasize income-generating investments. Our investment portfolio generally will be comprised of the following:

●

Listed equity securities. We may invest in listed equity securities of issuers in essential asset sectors, including common stock, common units of master limited partnerships (“MLPs”) and of limited liability companies (“LLCs”) and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the energy and energy infrastructure sectors.

●

Corporate debt securities. We may invest in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities.

●

Private investments. We may make private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in public equity, commonly referred to as “PIPEs”; (3) directly originated municipal securities of private non-profit, 501(c)(3), for-profit and governmental entities in essential asset sectors; and (4) other privately structured investments (collectively, “Private Investments”).

Under normal conditions, up to 60% of our total assets may be invested in listed equity securities, up to 70% of our total assets may be invested in corporate debt securities and up to 50% of our total assets may be invested in unregistered Private Investments. No more than 30% of our total assets may be invested in equity securities of private companies.

We consider an issuer to be operating in an essential asset sector if (1) at least 50% of its assets, cash flow or revenue is associated with one or more essential asset sectors, including, but not limited to, the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors; or (2) it is otherwise determined by our Adviser or our Subadviser to be an issuer in one of the sectors mentioned above by (i) its classification or inclusion in an index related to that industry or sector, (ii) its Global Industry Classification Standard (“GICS”) classification or (iii) its assignment of a related code under the Standard Industrial Classification (“SIC”) system.

An Allocation Committee of the Adviser, comprised of representatives of our Adviser and our Subadviser, will determine the allocation of our investment portfolio between listed equity securities, corporate debt securities and Private Investments, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes from time to time without prior approval from or notice to our common stockholders.

Our Articles of Incorporation (our “Charter”) provide for a term ending on          , 2024 (such date, including any extension, the “Termination Date”). Our Board of Directors may extend the period of existence of the Fund for one year without a vote of common stockholders. On the Termination Date, we will cease our investment operations, retire or redeem our leverage facilities, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common stockholders of record in one or more distributions on or after the Termination Date. The amount distributed to our common stockholders upon our termination will be based on our net asset value at that time, which may be more or less than the public offering price. Additionally, given the nature of certain of our investments, the amount actually distributed may be less than our net asset value per share on the Termination Date.

Listed Equity Securities

Under normal conditions, up to 60% of our total assets may be invested in listed equity securities of issuers in essential asset sectors. Our investments in listed equity securities will include securities that are publicly traded on an exchange or in the over-the-counter (“OTC”) market. These securities may consist primarily of common stock, common units of MLPs and common units of LLCs and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the energy and energy infrastructure sectors. We may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes.

Our Adviser’s investment strategy targets listed equity securities of essential asset companies with experienced, efficient, operations-focused management teams possessing successful track records and substantial knowledge, experience and focus in one or more essential asset sectors. Our Adviser generally seeks listed equity securities of companies that provide a current cash return at the time of investment, providing a source of current income, as well as the potential for price appreciation.

We will seek to provide current income from gains earned through an option overlay strategy. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio (“covered calls”). The notional amount of such covered calls is expected to initially be approximately 10% to 20% of our investment portfolio, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium we receive, we give up the potential appreciation above the exercise price in the market value of the security or securities underlying the covered calls. Therefore, we may forego the potential appreciation for part of our equity portfolio in exchange for the call premium received.

Corporate Debt Securities

Under normal conditions, up to 70% of our total assets may be invested in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis.

Our Subadviser’s investment strategy uses a combination of top down analysis of the global economy, interest rate and business cycles as well as bottom up research on sectors, industries and issuers to increase or decrease our exposure to various sectors, industries and issuers over time based upon our Subadviser’s views on the business cycle. The Subadviser’s portfolio management team utilizes the BB to CCC portion of the high yield universe in an effort to maximize returns in rising markets while preserving principal in down markets. The Subadviser utilizes bank loans both opportunistically and strategically to invest in specific issuers, gain exposure to floating rate assets, or move up in an issuer’s capital structure (loans are normally secured by an issuer’s assets while high yield bonds are typically unsecured). The Subadviser’s credit research team members analyze their assigned industries within a global economic context and build a viewpoint of the competitive landscape within each industry group by reviewing broad macro trends, as well as issuer-specific trends, including profitability, specific competitive threats and other factors. Credit research analysts conduct a wide variety of activities to investigate the creditworthiness of specific corporate issuers, including the review of an issuer’s business operations, competitive positioning, financial performance, capital structure, management policies and ability to generate cash flow and service debt obligations.

Private Investments

Under normal conditions, up to 50% of our total assets may be invested in unregistered private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in public equity, commonly referred to as “PIPEs”; (3) directly originated municipal securities of private non-profit, 501(c)(3), for-profit and governmental entities in essential asset sectors; and (4) other privately structured investments. No more than 30% of our total assets may be invested in equity securities of private companies.

Equity and Debt Investments in Private Clean Energy-Related Issuers. We may make equity and debt investments in private clean energy-related issuers. These issuers may include (1) private, middle-market companies whose activities focus on the generation of power from renewable sources, such as utility-scale and distributed solar power; utility-scale wind, hydroelectric and geothermal power; the generation of power from natural gas; the development of other clean energy sources, such as landfill gas; the provision of storage and transmission services in connection with the provision of clean energy; the development of sustainable energy infrastructure; and efforts to increase energy efficiency; and (2) joint ventures and special purpose vehicles established with such companies to design, develop and operate specific projects relating to the generation, storage and transmission of clean energy.

Our Adviser will seek to invest in private clean energy-related companies that have (1) high-quality, long-lived, sustainable assets using proven technologies; (2) regulatory mandates, favorable growth trends and long-term revenue contracts with creditworthy counterparties; (3) assets with competitive cost positions that provide essential services; and (4) proven management teams, operators, developers and investment partners.

PIPEs. We may make private investments in the public equity securities of issuers in essential asset sectors, with an expected emphasis on the energy and energy infrastructure sectors. These securities will generally consist of common units of MLPs and common units of LLCs, preferred equity and common stock. These transactions will generally result either in our directly acquiring restricted stock or in our acquiring a restricted security or other instrument that is convertible into restricted or registered stock. In evaluating opportunities for PIPE investments, our Adviser generally will use the same criteria it uses to seek investments in listed equity securities, as discussed above.

Directly Originated Municipal Securities. Directly originated municipal securities represent obligations of municipal issuers, which may include private non-profit, 501(c)(3), for-profit or governmental entities, structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer and are typically not rated by credit rating agencies. Unlike most other municipal securities, the interest received on the municipal securities in which we invest is expected to be subject to federal income tax and may be subject to state income tax.

We expect that our investments in directly originated municipal securities will consist primarily of unrated securities related to essential social, health and public service sectors such as education, healthcare and industrial and infrastructure. Private issuers of municipal securities in the education sector include charter schools, student housing and other education subsectors, including, for example, private schools, parochial schools and vocational and technical schools. Private issuers of municipal securities in the healthcare sector include issuers in the senior care and housing, hospitals and providers and other healthcare subsectors, including, for example, assisted living and skilled nursing facilities. We may also invest in municipal securities of private issuers in the industrial and infrastructure sectors as well as in municipal securities of general non-profit organizations, human services providers and issuers in the non-student and non-senior housing subsectors.

Our Subadviser will manage our investments in directly originated municipal securities and will seek to invest in directly originated municipal securities related to essential assets and social purpose providers that have (1) seasoned management teams with industry expertise and independent governance structures using best practices; (2) operating profiles with operational effectiveness and favorable statutory and regulatory environments; (3) financial resources and flexibility with an ability to manage debt; and (4) demonstrated demand.

For more information about our investment strategies, see “Investment Objective and Principal Investment Strategies.”

Listing and Symbol

Our common stock has been approved for listing on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “          ,” subject to notice of issuance.

Use of Proceeds

We expect to use the net proceeds from the sale of our common stock to invest in accordance with our investment objective and policies and for working capital purposes. We expect to fully invest the net proceeds of this offering within three to six months after the closing of this offering. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

In addition, under current market conditions, we expect that it may take approximately one year from the closing of this offering to identify and complete our Private Investments. Pending the completion of our Private Investments, the portion of our total assets we currently intend to allocate to such investments are expected to be invested in corporate debt securities. See “Use of Proceeds” and “Risk Factors—Operational Risks—Delay in Use of Proceeds Risk.”

Market Opportunity

In a world increasingly prone to rapid change, we believe that assets and services in essential sectors such as energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications will continue to experience relatively inelastic demand across the business cycle and provide investors with the potential for predictable income. In our view, the need for investment in essential assets also creates an opportunity for investors to participate in the ongoing growth of these sectors while achieving attractive income potential.

The Fund is intended to provide investors with exposure to essential assets issuers in a range of sectors and across the capital structure, including access to private investments that may not otherwise be widely available to many investors, with an emphasis on income-generating investments. We will provide investors with access to the skill and experience of the Tortoise platform, including our Adviser and our Subadviser, each of which specializes in different aspects of essential asset- and income-based investing.

Fees

Pursuant to our investment advisory agreement with our Adviser, we will pay the Adviser a fee for its investment management services equal to an annual rate of          % of our average monthly “Managed Assets” (defined as our total assets minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of any outstanding preferred stock)).

Our Adviser will enter into a subadvisory agreement with our Subadviser and pay our Subadviser a subadvisory fee based on the portion of our average monthly Managed Assets allocated from time to time to our Subadviser’s management. The subadvisory fee payable to the Subadviser will be paid by the Adviser out of the investment management fee it receives from us; accordingly, decisions to increase or decrease the portion of our assets allocated to our Subadviser will not affect the fees we pay for portfolio management services.

Each of the investment management fee that we will pay the Adviser and the subadvisory fee that the Adviser will pay the Subadviser will be calculated and accrued daily and paid quarterly in arrears. See “Management of the Fund—Compensation and Expenses.”

Federal Income Tax Status

We intend to elect to be treated, and to qualify each year, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that we qualify as a RIC, we generally will not be subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders if we meet certain minimum distribution requirements. To qualify as a RIC, we will be required to meet asset diversification tests and to meet and maintain our RIC status annual qualifying income and distribution tests. See “Material U.S. Federal Income Tax Considerations.”

Investment Policies

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. This investment policy is non-fundamental.

We have adopted the following additional non-fundamental investment policies:

●

Under normal conditions, we may invest up to 60% of our total assets in listed equity securities, up to 70% of our total assets in corporate debt securities and up to 50% of our total assets in unregistered Private Investments;

●	No more than 30% of our total assets may be invested in equity securities of private companies;
●

Under normal conditions, we may invest up to 35% of our total assets in securities of non-U.S. issuers, including Canadian issuers. An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

●	As a RIC, we may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes; and
●	We will not engage in short sales of securities.

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Directors may change our non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our total assets in essential asset-based investments will require at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market price fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. In addition, as we approach the Termination Date, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective. See “Investment Objective and Principal Investment Strategies—Investment Policies.”

Seven-Year Term

Our Charter provides for a term ending on          , 2024. On the Termination Date, we will cease our investment operations, retire or redeem our leverage facilities, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common stockholders of record. However, if our Board of Directors determines it is in the best interest of the Fund to do so, upon provision of at least 60 days’ prior written notice to common stockholders, the Board may extend the period of existence of the Fund for one year without a vote of common stockholders. The Fund’s term may not be extended further than one year past the initial Termination Date without a stockholder vote. In determining whether to extend the term, our Board of Directors may consider a number of factors, including, without limitation, whether we would be unable to sell our assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, our remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing our operations.

Our Adviser and our Subadviser will seek to manage our investment portfolio consistent with our obligation to cease operations on the Termination Date. To that end, our Adviser and our Subadviser intend to seek Private Investments that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for our less liquid investments, including Private Investments. As we approach the Termination Date, we expect that our Adviser and our Subadviser will seek to liquidate our less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, we may invest the proceeds from the sale of such investments in corporate debt securities or in listed equity securities, thereby increasing the portion of our total assets invested in those types of securities, or our Adviser may invest the proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as we approach the Termination Date, our quarterly cash distributions may decline, and there can be no assurance that we will achieve our investment objective or that our investment strategies will be successful.

Our investment objective and investment policies are not designed to return to investors who purchase shares of our common stock in this offering their initial investment on the Termination Date. Depending on a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common stockholders in connection with our termination may be less, and potentially significantly less, than your original investment. Our final distribution to common stockholders will be based upon our net asset value at the Termination Date, and initial investors and any investors that purchase shares of our common stock after the completion of this offering may receive less, and potentially significantly less, than their original investment.

Because our assets will be liquidated in connection with our termination, we may be required to sell portfolio securities when we otherwise would not, including at times when market conditions are not favorable, which may cause us to lose money. We will make a distribution on the Termination Date of all cash raised from the liquidation of our assets at that time. However, given the nature of certain of our investments, particularly our Private Investments, we may be unable to liquidate certain of our investments until well after the Termination Date. In this case, we may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal our net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, our Board of Directors determines it is in the best interest of the Fund to do so, we may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common stockholders as part of our final distribution. Interests in the liquidating trust are expected to be non-transferrable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of our common stockholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation. See “Risk Factors—Investment Risks—General—Seven-Year Term Risk.”

Distributions

We intend to make quarterly cash distributions of our investment company taxable income to common stockholders. We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter.

Various factors will affect the level of our income, such as our asset mix, security mix and covered call option overlay strategy. We may not be able to make distributions in certain circumstances. To permit us to maintain a more stable distribution, our Board of Directors may from time to time cause us to distribute less than the entire amount of income earned in a particular quarterly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular quarterly period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our net asset value, and correspondingly, distributions from undistributed income will deduct from our net asset value. See “Distributions” and “Risk Factors—Operational Risks—Distribution Risk.”

Automatic Dividend Reinvestment Plan

We intend to have an automatic dividend reinvestment plan for our stockholders that will be effective upon completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. Registered holders of our common stock will automatically be enrolled and entitled to participate in the plan. As a result, if we declare a distribution after the plan is effective, a registered holder’s cash distribution will be automatically reinvested in additional common stock, unless the registered holder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common stock generally will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Automatic Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

Leverage

The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. We may use financial leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or we may elect to reduce the use of leverage or use no leverage at all. We expect that our leverage as a percentage of our total assets will normally range between          % and          %, but the actual amount of leverage that we use will vary depending on market conditions. We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. The timing and terms of any leverage transactions will be determined by our Board of Directors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and may increase during periods of declining market prices of our portfolio holdings.

Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. Currently under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness constituting senior securities with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities.

There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors—Operational Risks—Leverage Risk.”

Hedging and Risk Management

In addition to writing covered call options as part of our investment strategy, the risks of which are described herein, we may utilize derivative instruments for hedging and risk management purposes.

We may utilize hedging techniques such as interest rate transactions to mitigate potential interest rate risk on a portion of our leverage. Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates. We anticipate that the majority of such interest rate hedges would be interest rate swap contracts, interest rate caps and floors purchased from financial institutions.

We may in the future, but do not currently intend to, use other hedging and risk management strategies, including futures, forward contracts, options, options on such contracts and interest rate, credit default and total return swaps, to seek to manage other market risks. Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market prices of securities held in our investment portfolio, exposure to commodities prices and non-U.S. currencies or to otherwise protect the value of our investment portfolio. See “Leverage—Hedging and Risk Management” and “Risk Factors—Investment Risks—Other Investment Risks—Hedging and Derivatives Risk.”

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser, our Subadviser and their affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. Our Adviser, our Subadviser or their affiliates may have financial incentives to favor certain of these accounts, including other closed-end funds, open-end funds and private funds, over us. Any of our Adviser’s, our Subadviser’s or their affiliates’ proprietary accounts or other customer accounts may compete with us for specific trades. Our Adviser, our Subadviser or their affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, our objective. Certain of the funds and accounts managed by our Adviser or our Subadviser may invest in the equity securities of a particular company, while other funds and accounts managed by our Adviser or our Subadviser may invest in the debt securities of the same company.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser, our Subadviser and their affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in certain transactions under the 1940 Act. Our investment opportunities may be limited by affiliations of our Adviser, our Subadviser or their affiliates with essential asset companies.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage. See “Investment Objective and Principal Investment Strategies—Conflicts of Interest.”

Adviser’s and Subadviser’s Information

The principal offices of our Adviser and our Subadviser are located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The toll-free telephone number of our Adviser and our Subadviser is 1-866-362-9331. Our Adviser’s website is http://www.tortoiseadvisors.com, and our Subadviser’s website is http://www.tortoisecredit.com. Both websites may also be accessed through http://www.tortoiseinvest.com. Information posted to the websites of our Adviser or our Subadviser, or the websites of any of their affiliates, should not be considered part of this prospectus.

Risks

Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Our strategy of investing primarily in issuers in essential asset sectors means that our performance will be closely tied to the performance of issuers in essential asset sectors such as the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors. Our emphasis on these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. An investment in our common stock will also be subject to the risks inherent to investing in illiquid securities. These risks, along with other risks applicable to an investment in our common stock, are more fully set forth under the heading “Risk Factors.” Before investing in our common stock, you should consider carefully all of these risks.

Our common stock is not an appropriate investment for a short-term trading strategy. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly. In accordance with Securities and Exchange Commission (“SEC”) requirements, the expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our annual operations and assume that we issue          million shares of common stock. The table below shows our expenses, including leverage costs, as a percentage of our net assets and not as a percentage of gross assets or Managed Assets. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load	%	(1)
Offering Expenses Borne by the Fund	%	(2)
Dividend Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses Paid	%

Annual Expenses (as a percentage of net assets attributable to common stock)(4):
Management Fee(5)%
Leverage Costs(6)%
Other Expenses(7)%
Total Annual Expenses(8)%
Less Fee and Expense Reimbursement	( )%
Net Annual Expenses(8)%
____________________

(1)	For a description of the sales load and other compensation paid to the underwriters, see “Underwriting.”
(2)	Stockholders will pay offering costs of up to $ per share, estimated to total approximately $ . Our Adviser has agreed to pay all of our organizational expenses and the amount by which the aggregate of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) exceeds $ per share.
(3)	The expenses associated with the administration of our automatic dividend reinvestment plan are included in “Other Expenses.” The participants in our automatic dividend reinvestment plan will pay a transaction fee if they direct the plan agent to sell shares of common stock held in their investment account and a per share fee with respect to open market purchases, if any, made by the plan agent under the plan. For more details about the plan, see “Automatic Dividend Reinvestment Plan.”
(4)	Assumes leverage of approximately $ million determined using the assumptions set forth in footnote (6) below. We have not included a line item for “Acquired Fund Fees and Expenses” as such expenses are not anticipated to exceed one basis point.
(5)	Although our management fee is % (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means our total assets minus the sum of accrued liabilities other than (1) debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Net Assets is defined as Managed Assets minus debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. See “Management of the Fund—Compensation and Expenses.”
(6)	Assumes that we borrow approximately $ million, assuming an annual interest rate of % on the amount borrowed, and that we issue $ million of preferred stock, assuming a dividend rate of %, which together with borrowings represents leverage of approximately % of our total assets. The table also assumes that we issue million shares of common stock.
(7)	“Other Expenses” includes our estimated overhead expenses, including payments to our transfer agent, administrator, custodian, fund accountant and legal and accounting expenses for our first year of operations, assuming we issue million shares of common stock. The holders of our common stock indirectly bear the cost associated with such other expenses as well as all other costs not specifically assumed by our Adviser and incurred in connection with our operations.
(8)	The table presented above estimates what our annual expenses would be, stated as a percentage of our net assets attributable to shares of our common stock. This results in a higher percentage than the percentage attributable to our estimated annual expenses stated as a percentage of our Managed Assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon an assumed sales load of          %, offering expenses of % and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years
You would pay the following expenses on a $1,000 investment,
assuming a 5% annual return	$	$	$

The example and the expenses in the tables above are intended to assist you in understanding the various costs and expenses an investor in our common stock may bear directly or indirectly and should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Automatic Dividend Reinvestment Plan” for additional information regarding our automatic dividend reinvestment plan.

For additional information with respect to our expenses, see “Management of the Fund” and “Automatic Dividend Reinvestment Plan.”

THE FUND

We are a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as a Maryland corporation on February 17, 2017 pursuant to articles of incorporation. Our fiscal year ends on November 30. Our common stock has been approved for listing on the NYSE under the trading or ticker symbol “          ,” subject to notice of issuance.

USE OF PROCEEDS

We expect to use the net proceeds from the sale of our common stock to invest in accordance with our investment objective and policies and for working capital purposes. We expect to fully invest the net proceeds of this offering within three to six months after the closing of this offering. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The three- to six-month timeframe associated with the anticipated use of proceeds could lower returns and reduce the amount of cash available to make distributions. See “Risk Factors—Operational Risks—Delay in Use of Proceeds Risk.”

In addition, under current market conditions, we expect that it may take approximately one year from the closing of this offering to identify and complete our Private Investments. Pending the completion of our Private Investments, the portion of our total assets we currently intend to allocate to such investments are expected to be invested in corporate debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective and Strategies

Our investment objective is to provide our common stockholders current income with the potential for capital appreciation. We cannot assure you that we will achieve our investment objective.

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. We consider essential assets to be assets or services that are indispensable and necessary to the basic functioning of the economy and society as a whole. Essential asset sectors include, but are not limited to, the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors. We may invest across all levels of an issuer’s capital structure and emphasize income-generating investments. Our investment portfolio generally will be comprised of the following:

●

Listed equity securities. We may invest in listed equity securities of issuers in essential asset sectors, including common stock, common units of MLPs and of LLCs and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the energy and energy infrastructure sectors.

●

Corporate debt securities. We may invest in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities.

●

Private investments. We may make private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in public equity, commonly referred to as “PIPEs”; (3) directly originated municipal securities of private non-profit, 501(c)(3), for-profit and governmental entities in essential asset sectors; and (4) other privately structured investments.

Under normal conditions, up to 60% of our total assets may be invested in listed equity securities, up to 70% of our total assets may be invested in corporate debt securities and up to 50% of our total assets may be invested in unregistered Private Investments. No more than 30% of our total assets may be invested in equity securities of private companies.

We consider an issuer to be operating in an essential asset sector if (1) at least 50% of its assets, cash flow or revenue is associated with one or more essential asset sectors, including, but not limited to, the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors; or (2) it is otherwise determined by our Adviser or our Subadviser to be an issuer in one of the sectors mentioned above by (i) its classification or inclusion in an index related to that industry or sector, (ii) its GICS classification or (iii) its assignment of a related code under the SIC system.

An Allocation Committee of the Adviser, comprised of representatives of our Adviser and our Subadviser, will determine the allocation of our investment portfolio between listed equity securities, corporate debt securities and Private Investments, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes from time to time without prior approval from or notice to our common stockholders.

Listed Equity Securities

Under normal conditions, up to 60% of our total assets may be invested in listed equity securities of issuers in essential asset sectors. Our investments in listed equity securities will include securities that are publicly traded on an exchange or in the OTC market. These securities may consist primarily of common stock, common units of MLPs and common units of LLCs and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the energy and energy infrastructure sectors. We may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes.

Our Adviser’s investment strategy targets listed equity securities of essential asset companies with experienced, efficient, operations-focused management teams possessing successful track records and substantial knowledge, experience and focus in one or more essential asset sectors. Our Adviser generally seeks listed equity securities of companies that provide a current cash return at the time of investment, providing a source of current income, as well as the potential for price appreciation.

Our Adviser’s investment process utilizes fundamental analysis and a comparison of quantitative, qualitative and relative value factors. Investment decisions are driven by proprietary financial, risk and valuation models developed and maintained by our Adviser which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis and aid in peer comparisons. The risk models assess a company’s asset quality, management, stability of cash flows and operational and financial performance. Our Adviser also uses traditional valuation metrics such as cash flow multiples and net asset value in its investment process.

An investment team consisting of portfolio managers of our Adviser is responsible for approving investment decisions and monitoring investments with respect to the portion of our investment portfolio managed by our Adviser. In conducting due diligence, our Adviser relies on first-hand sources of information, such as company filings, meetings and conference calls with management, site visits and government information. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its investment criteria, our Adviser generally will look for the targeted investment characteristics described herein. With respect to the portion of our investment portfolio managed by the Adviser, all decisions to invest in a company must be approved by the unanimous decision of the investment team. Our Adviser’s due diligence process is comprehensive and generally includes, among other things, review of historical and prospective financial information, diligence of quarterly updates and conference calls and analysis of financial models and projections.

We will seek to provide current income from gains earned through an option overlay strategy. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio (previously defined as “covered calls”). The notional amount of such covered calls is expected to initially be approximately 10% to 20% of our investment portfolio, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium we receive, we give up the potential appreciation above the exercise price in the market value of the security or securities underlying the covered calls. Therefore, we may forego the potential appreciation for part of our equity portfolio in exchange for the call premium received.

Corporate Debt Securities

Under normal conditions, up to 70% of our total assets may be invested in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act. We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis.

Our Subadviser’s investment strategy uses a combination of top down analysis of the global economy, interest rate and business cycles as well as bottom up research on sectors, industries and issuers to increase or decrease our exposure to various sectors, industries and issuers over time based upon our Subadviser’s views on the business cycle. The Subadviser’s portfolio management team utilizes the BB to CCC portion of the high yield universe in an effort to maximize returns in rising markets while preserving principal in down markets. The Subadviser utilizes bank loans both opportunistically and strategically to invest in specific issuers, gain exposure to floating rate assets, or move up in an issuer’s capital structure (loans are normally secured by an issuer’s assets while high yield bonds are typically unsecured). The Subadviser’s credit research team members analyze their assigned industries within a global economic context and build a viewpoint of the competitive landscape within each industry group by reviewing broad macro trends, as well as issuer-specific trends, including profitability, specific competitive threats and other factors. Credit research analysts conduct a wide variety of activities to investigate the creditworthiness of specific corporate issuers, including the review of an issuer’s business operations, competitive positioning, financial performance, capital structure, management policies and ability to generate cash flow and service debt obligations.

Private Investments

Under normal conditions, up to 50% of our total assets may be invested in unregistered private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in public equity, commonly referred to as “PIPEs”; (3) directly originated municipal securities of private non-profit, 501(c)(3), for-profit and governmental entities in essential asset sectors; and (4) other privately structured investments (previously defined as “Private Investments”). No more than 30% of our total assets may be invested in equity securities of private companies.

Equity and Debt Investments in Private Clean Energy-Related Issuers. We may make equity and debt investments in private clean energy-related issuers. These issuers may include (1) private, middle-market companies whose activities focus on the generation of power from renewable sources, such as utility-scale and distributed solar power; utility-scale wind, hydroelectric and geothermal power; the generation of power from natural gas; the development of other clean energy sources, such as landfill gas; the provision of storage and transmission services in connection with the provision of clean energy; the development of sustainable energy infrastructure; and efforts to increase energy efficiency; and (2) joint ventures and special purpose vehicles established with such companies to design, develop and operate specific projects relating to the generation, storage and transmission of clean energy.

Our Adviser will seek to invest in private clean energy-related companies that have (1) high-quality, long-lived, sustainable assets using proven technologies; (2) regulatory mandates, favorable growth trends and long-term revenue contracts with creditworthy counterparties; (3) assets with competitive cost positions that provide essential services; and (4) proven management teams, operators, developers and investment partners.

PIPEs. We may make private investments in the public equity securities of issuers in essential asset sectors, with an expected emphasis on the energy and energy infrastructure sectors. These securities will generally consist of common units of MLPs and common units of LLCs, preferred equity and common stock. These transactions will generally result either in our directly acquiring restricted stock or in our acquiring a restricted security or other instrument that is convertible into restricted or registered stock. In evaluating opportunities for PIPE investments, our Adviser will generally use the same criteria it uses to seek investments in listed equity securities, as discussed above.

Directly Originated Municipal Securities. Directly originated municipal securities represent obligations of municipal issuers, which may include private non-profit, 501(c)(3), for-profit or governmental entities, structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer and are typically not rated by credit rating agencies. Unlike most other municipal securities, the interest received on the municipal securities in which we invest is expected to be subject to federal income tax and may be subject to state income tax.

We expect that our investments in directly originated municipal securities will consist primarily of unrated securities related to essential social, health and public service sectors such as education, healthcare and industrial and infrastructure. Private issuers of municipal securities in the education sector include charter schools, student housing and other education subsectors, including, for example, private schools, parochial schools and vocational and technical schools. Private issuers of municipal securities in the healthcare sector include issuers in the senior care and housing, hospitals and providers and other healthcare subsectors, including, for example, assisted living and skilled nursing facilities. We may also invest in municipal securities of private issuers in the industrial and infrastructure sectors as well as in municipal securities of general non-profit organizations, human services providers and issuers in the non-student and non-senior housing subsectors.

Our Subadviser will manage our investments in directly originated municipal securities and will seek to invest in directly originated municipal securities related to essential assets and social purpose providers that have (1) seasoned management teams with industry expertise and independent governance structures using best practices; (2) operating profiles with operational effectiveness and favorable statutory and regulatory environments; (3) financial resources and flexibility with an ability to manage debt; and (4) demonstrated demand.

Investment Policies

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. This investment policy is non-fundamental.

We have adopted the following additional non-fundamental investment policies:

●

Under normal conditions, we may invest up to 60% of our total assets in listed equity securities, up to 70% of our total assets in corporate debt securities and up to 50% of our total assets in unregistered Private Investments;

●	No more than 30% of our total assets may be invested in equity securities of private companies;

●

Under normal conditions, we may invest up to 35% of our total assets in securities of non-U.S. issuers, including Canadian issuers. An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

●	As a RIC, we may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes; and

●	We will not engage in short sales of securities.

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Directors may change our non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our total assets in essential asset-based investments will require at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market price fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. In addition, as we approach the Termination Date, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities

Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. Prices of equity securities fluctuate for several reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.

Common Stock. Holders of common stock generally have voting rights with respect to the issuer; however, we do not expect to have voting control with respect to any of the issuers of listed equity securities in which we invest, and we may not have voting control with respect to some or all of our private equity investments. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer’s creditors, including holders of debt securities, and holders of the issuer’s preferred stock. Holders of common stock may also receive dividends; however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Preferred Equity. Upon the liquidation or winding up of the issuer, holders of preferred equity have a preference over holders of the issuer’s common equity; however, their claims to the assets of the issuer are subordinated to the claims of the issuer’s creditors, including holders of debt securities. Holders of preferred equity also receive distributions or dividends at a specified annual rate, although this rate may be changed or omitted by the issuer under certain circumstances. Market prices of preferred equities generally fluctuate with changes in market interest rates. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer.

Convertible preferred equity is preferred equity that may be exchanged or converted into a predetermined number of shares of the issuer’s common equity or another equity security at the option of the holder under specified circumstances. The investment characteristics of convertible preferred equity vary widely, which allows convertible preferred equity to be employed for a variety of investment strategies. We will exchange or convert convertible preferred equity into shares of common equity when, in the opinion of our Adviser, the investment characteristics of the common equity or other equity security will assist us in achieving our investment objective. We may also elect to hold or trade convertible preferred equity. In selecting convertible preferred equities, our Adviser evaluates the investment characteristics of the convertible preferred equity as well as the investment potential of the common equity or other equity security into which it may be converted for capital appreciation.

Common Units of MLPs and LLCs. As a RIC, we may invest no more than 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a qualified partnership for federal income tax purposes. Common units represent an equity ownership interest in an MLP; however, MLP common unit holders generally have limited voting rights, compared to the voting rights of holders of a corporation’s common stock, and play a limited role in the MLP’s operations and management. In addition, some other companies in which we may invest may be organized as LLCs that are treated as qualified publicly traded partnerships for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. LLC common unit holders typically have broader voting rights than common unit holders of entities organized as limited partnerships. Interests in MLP or LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.

Equity Securities of MLP Affiliates. In addition to common units of MLPs, we may also invest in equity securities issued by MLP affiliates, such as MLP institutional shares (“I-Shares”) and shares of common stock of corporations that own MLP general partner interests. I-Shares are equity securities that represent an ownership interest in an MLP affiliate whose assets consist exclusively of equity interests (institutional units or “I-Units”) in the MLP. I-Units have terms similar to those of MLP common units except that distributions by an MLP to a holder of its I-Units are made in the form of additional I-Units, rather than cash, which distributions are generally equal in value to the cash distributed to a holder of the MLP’s common units. Similarly, distributions to holders of I-Shares are made in the form of additional I-Shares, which distributions are generally equal in value to the value of the I-Units distributed to the I-Share issuer. Issuers of MLP I-Shares are treated as corporations and not partnerships for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for federal income tax purposes, MLP I-Shares are not subject to the 25% limitation regarding investments in MLPs and other qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and, in many cases, operating control with respect to the MLP.

Other Equity Securities. We may invest in all types of equity securities, including, but not limited to, those described above, as well as depository receipts, which represent interests in equity securities of non-U.S. issuers; limited partnership interests; rights and warrants; and shares of exchange-traded funds and real estate investment trusts (“REITs”).

Debt Securities

Debt securities represent an interest in a borrower’s indebtedness. Different types of debt securities provide different terms for the payment of principal and interest and priority in the event of an issuer’s default or bankruptcy. Prices of debt securities fluctuate for several reasons, including in response to changes in market interest rates and changes, or perceived changes, in the creditworthiness of the borrower.

Corporate Bonds and Notes. Our investments in corporate debt securities will include corporate bonds and notes. Corporate bonds and notes are debt securities issued by U.S. and non-U.S. businesses to borrow money from investors for a variety of reasons, including to finance operations, provide working capital, refinance existing debt, engage in acquisitions, pay dividends or finance stock buy-backs or recapitalize. The issuer of a bond or note pays the investors a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. Certain bonds and notes in which we may invest may be convertible into equity securities of the issuer or its affiliates. We may invest in corporate bonds and notes of any credit quality. The corporate bonds and notes in which we invest will typically be unsecured but may be secured by a lien on specified assets of the issuer and/or its affiliates. Any such lien may be subordinated to liens securing the issuer’s senior debt. The corporate bonds or notes in which we invest may pay interest in cash or in kind. With respect to payment-in-kind securities, the issuer pays interest in the form of additional securities rather than cash.

The investment return of a corporate bond or note reflects the interest payments received and changes in the market price of the bond or note during the holding period. The market price of a corporate bond or note may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. Because of the wide range of types and maturities of corporate bonds and notes, as well as the range of creditworthiness of their issuers, the risk-return profiles of corporate bonds and notes vary widely. For example, notes issued by a large established corporation that is rated investment grade may offer a modest return but carry relatively limited risk. On the other hand, a long-term bond issued by a smaller, less established corporation that is rated below investment grade may have the potential for relatively large returns but carries a relatively high degree of risk.

Bank Loans and Loan Participations. Our investments in corporate debt securities may include investments in senior and subordinated bank loans to U.S. and non-U.S. businesses. Companies may borrow money from banks for a variety of reasons, including those set forth above under “Corporate Bonds and Notes.” The borrower under a bank loan typically pays interest at rates that are determined periodically on the basis of a floating base lending rate, commonly the London Interbank Offered Rate (“LIBOR”), plus a spread, during the term of the loan. The amount borrowed under a bank loan is typically repaid during the term of the loan in accordance with an agreed amortization schedule, but certain bank loans may permit interest-only payments during all or a portion of the loan term.

The bank loans in which we invest will generally be secured by a lien on specified assets of the borrower and/or its affiliates. Senior loans occupy the highest position in the borrower’s capital structure and entitle the lender to a first-priority lien on the collateral securing the loan. The lien securing a subordinated loan is contractually subordinated to the rights of the borrower’s senior lenders. The terms governing bank loans typically impose restrictive covenants on the borrower intended to protect the economic interest of the lender.

We may invest in bank loans through assignments, whereby we assume the position of the lender to the borrower, or loan participations, whereby we purchase all or a portion of the economic interest in a loan. The purchaser of a loan participation typically has a contractual relationship with the lender selling the participation but not with the borrower and will generally have rights that are more limited than the rights of a lender or of a person who acquires a loan by assignment.

The investment return of a bank loan or loan participation reflects the interest payments received and changes in the market price of the loan or participation during the holding period. Similar to corporate bonds and notes, the market price of a bank loan or loan participation may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. However, the floating-rate feature of many bank loans serves to lower the loans’ effective duration and prevent significant price fluctuations in response to changes in market interest rates.

Municipal Securities. Municipal securities are debt securities issued either by U.S. state and local governmental entities or by non-governmental entities to raise funds to support activities with a public or, in certain circumstances, a private purpose. The municipal securities in which we invest will generally be issued to raise funds for various public purposes, including to finance or refinance the construction of assets in essential social, health and public service sectors such as education, healthcare and industrial and infrastructure. The securities may be issued by private non-profit, 501(c)(3), for-profit and governmental entities.

The municipal securities in which we invest will generally be directly originated municipal securities. Directly originated securities represent obligations structured directly by a single purchaser, or a limited number of institutional purchasers, a private the issuer, and are typically not rated by credit rating agencies. We expect that the directly originated municipal securities in which we invest generally will be deemed by our Subadviser to be of comparable quality to securities rated below investment grade and that such securities will belong to relatively small issues.

Private issuers of municipal securities in the education sector include charter schools, student housing and other education subsectors, including, for example, private schools, parochial schools and vocational and technical schools. Private issuers of municipal securities in the healthcare sector include issuers in the senior care and housing, hospitals and providers and other healthcare subsectors, including, for example, assisted living and skilled nursing facilities. We may also invest in municipal securities of private issuers in the industrial and infrastructure sectors as well as in municipal securities of general nonprofit organizations, human services providers and issuers in the non-student and non-senior housing subsectors. In addition, we may invest in municipal securities issued by or on behalf of public authorities to finance or refinance privately owned or operated facilities, including in respect of electric energy or gas, sewage, solid waste disposal and other specialized facilities. Other private activity securities, the proceeds of which may be used for, as an example, the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, but current federal tax laws place substantial limitations on the size of such issues.

The municipal securities in which we invest may take the form of bonds, notes, leases or certificates of participation. Like other debt securities, the issuer of a municipal security pays the holder of such security a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. The repayment of the municipal securities in which we invest will generally be repaid from the revenues of a specific essential asset, which may include project revenues such as tolls, fees and other user charges, lease payments and mortgage payments. Unlike most other municipal securities, the interest received on the municipal securities in which we invest is subject to federal income tax and may be subject to state income tax.

High Yield and Unrated Securities. The corporate debt securities in which we invest generally will be high yield debt securities, which are commonly referred to as “junk” bonds and are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These securities will be rated below investment grade at the time of investment by at least one nationally recognized statistical rating organization (“NRSRO”) or deemed to be of comparable quality by our Adviser or our Subadviser. The directly originated municipal securities in which we invest generally will be unrated debt securities. In addition, certain of the corporate debt securities in which we invest may be unrated. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by our Adviser or our Subadviser to determine whether to purchase, hold or sell unrated debt securities.

Variable- and Floating-Rate Securities. Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate. We may invest in floating-rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three to six months. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the market value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. We also may invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

When-Issued and Delayed-Delivery Securities. We may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The prices of these securities are subject to market fluctuations. For debt securities, no interest accrues to us until a settlement takes place. At the time we make a commitment to purchase securities on a when-issued or delayed-delivery basis, we will record the transaction and reflect the market prices of the securities when determining our net asset value. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

In connection with these transactions, we will earmark or maintain a segregated account with our custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, we will meet our obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. When-issued and delayed-delivery transactions may allow us to hedge against changes in interest rates.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a discount from their face value. The purchaser recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as on market interest rates, the liquidity of the security and the issuer’s actual or perceived creditworthiness. Because zero-coupon securities bear no interest, their prices typically fluctuate more than the prices of other types of debt securities.

U.S. Government Obligations. We may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.

Agency Obligations. We may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some of these obligations, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.

Restricted Securities, Including Securities of Private Companies

Restricted securities, including Rule 144A securities and securities of private companies, are subject to statutory and/or contractual restrictions on resale. However, such securities may be sold in private transactions with a limited number of purchasers or in public offerings registered under the Securities Act. Restricted securities include (1) registered securities of public companies subject to a lock-up period, (2) unregistered securities of public companies with registration rights, (3) unregistered securities of public companies that become freely tradable with the passage of time, and (4) unregistered securities of private companies. A registered security subject to such a lock-up period will no longer be considered a restricted security upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a restricted security when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a restricted security upon the elapse of the requisite time period.

Under normal conditions, up to 50% of our total assets may be invested in unregistered Private Investments. We will typically make our Private Investments in directly structured transactions. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. These securities may not be listed for trading on any securities exchange and may not be eligible for resale under Rule 144A. In many cases, we will likely be able to sell our Private Investments only in private transactions with another investor or group of investors.

Non-U.S. Securities

We may invest up to 35% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Covered Call Option Overlay Strategy

We will seek to provide current income from gains earned through our covered call option overlay strategy. We currently intend to write (sell) covered calls on selected listed equity securities in our investment portfolio and to write such calls only on securities we hold in our investment portfolio. The notional amount of such covered calls is expected to represent initially approximately 10% to 20% of our investment portfolio, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities.

A call option on a security is a contract that gives the holder of such option the right to buy the security underlying the option from the writer of such option at a specified price (the exercise price) at any time during the term of the option. At the time the call option is written, the writer of the call option receives a premium from the buyer.

If we write a covered call on a security or basket of securities, we have the obligation upon exercise of such option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the market value of securities underlying the covered calls. As a result, we forgo part of the potential appreciation for part of our equity portfolio in exchange for the call premium received but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the covered call over the premium per share received on the covered call.

If we write a covered call, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the covered call previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a covered call, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the covered call written. Premiums received from writing covered calls that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written covered call prior to its exercise, the difference between the premium received and the amount paid to repurchase the covered call is treated as a realized gain or realized loss. If a covered call is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered calls, there can be no assurance that we will succeed in any covered call option overlay strategy we undertake.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities. In addition, as we approach the Termination Date, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. We may, but under normal conditions, do not intend to, engage in frequent and active trading of portfolio securities.

Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low turnover of our core investment portfolio following our initial investment period of approximately one year, not including purchases and sales of call options in connection with our covered call option overlay strategy. As such, on an overall basis, our annual turnover rate may exceed 100%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser, our Subadviser and their affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser and our Subadviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the market value of securities held by other accounts. Our Adviser, our Subadviser or their affiliates may have financial incentives to favor certain of these accounts over us. For example, our Adviser or our Subadviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay them an incentive or performance fee or in funds in which they or a related person have a beneficial interest. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee.] Our Adviser or our Subadviser also may have an incentive to make investments in one fund, having the effect of increasing the market price of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to the Adviser or the Subadviser by that other fund or client. Certain of our Adviser’s and our Subadviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company. Any of our Adviser’s, our Subadviser’s or their affiliates’ proprietary accounts or other customer accounts may compete with us for specific trades. Our Adviser, our Subadviser or their affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, our objective. Our Adviser and our Subadviser have written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by our Adviser, our Subadviser or their affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser or our Subadviser in its discretion and in accordance with the clients’ various investment objectives and the procedures of our Adviser and our Subadviser. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for it. When possible, our Adviser and our Subadviser combine all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser and our Subadviser consider a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

Our Adviser and our Subadviser also serve as investment advisers for open-end funds and private funds, and our Adviser also serves as investment adviser for other publicly traded closed-end funds.

Our Adviser and our Subadviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that our future performance and the future performance of the other accounts of our Adviser and our Subadviser may vary.

From time to time, our Adviser or our Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by our Adviser and our Subadviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Our Adviser’s and our Subadviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. Our Adviser and our Subadviser have adopted various policies to mitigate these conflicts, including policies that require our Adviser and our Subadviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. Our Adviser’s and our Subadviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser, our Subadviser and their affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act.

The 1940 Act may impose limits on our ability to co-invest with our affiliated companies in certain private placements of securities. To the extent that such restrictions limit the number of clients that can participate in an investment opportunity, our Adviser and Subadviser have adopted policies they believe are designed to ensure fair allocation of such opportunities over time, taking into account available cash and investment objectives and policies of clients.

To the extent that our Adviser sources and structures private investments in MLPs and other publicly traded issuers, certain employees of our Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an issuer about which our Adviser has material, nonpublic information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. Our investment opportunities also may be limited by affiliations of our Adviser, our Subadviser or their affiliates with essential asset companies.

Our Adviser, our Subadviser and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of our Adviser and our Subadviser that are the same as, different from or made at a different time from positions taken for us. Further, our Adviser and our Subadviser may at some time in the future, manage additional investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

RISK FACTORS

We are a newly organized, non-diversified, closed-end management investment company and have no operating history or history of public trading of our common stock. We are designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective. The value of an investment in our common stock could decline substantially and cause you to lose some or all of your investment. Before investing in our common stock you should consider carefully the following risks.

Investment Risks

General

Management Risk. Our ability to achieve our investment objective is directly related to our Adviser’s and our Subadviser’s investment strategies for the Fund. The value of your investment in our common stock may vary with the effectiveness of the research and analysis conducted by our Adviser and our Subadviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser and our Subadviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

Asset Allocation Risk. Our investment performance depends, at least in part, on how the Allocation Committee of the Adviser, comprised of representatives of our Adviser and our Subadviser, allocates and reallocates our assets among the various asset classes in which we may invest. Such allocation decisions could cause our investments to be allocated to asset classes that perform poorly or underperform other asset classes or available investments.

Non-Diversified Risk. We are classified as a “non-diversified” investment company under the 1940 Act. Therefore, we may invest a relatively high percentage of our assets in a smaller number of issuers or may invest a larger proportion of our assets in a single company than a diversified fund. As a result, we may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Seven-Year Term Risk. Our investment objective and investment policies are not designed to return to investors who purchase shares of our common stock in this offering their initial investment on the Termination Date. Depending upon a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common stockholders in connection with our termination may be less, and potentially significantly less, than your original investment. Our final distribution to common stockholders will be based upon our net asset value at the Termination Date, and initial investors and any investors that purchase shares of our common stock after the completion of this offering may receive less, and potentially significantly less, than their original investment.

Because our assets will be liquidated in connection with our termination, we may be required to sell portfolio securities when we otherwise would not, including at times when market conditions are not favorable, which may cause us to lose money. Given the nature of certain of our investments, particularly our Private Investments, we may be unable to liquidate certain of our investments until well after the Termination Date. In this case, we may make one or more additional distributions after the Termination Date of the cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal our net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, our Board of Directors determines it is in the best interest of the Fund to do so, we may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common stockholders as part of our final distribution. Interests in the liquidating trust are expected to be non-transferrable, except by operation of law. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.

The obligation to terminate on the Termination Date also may impact adversely the implementation of our investment strategies. There can be no assurance that our Adviser and our Subadviser will be successful in their efforts to minimize any detrimental effects on our investment performance caused by our obligation to liquidate our investment portfolio and distribute all of our liquidated net assets to common stockholders of record on the Termination Date. In particular, our Adviser and our Subadviser may face difficulties exiting our Private Investments on or prior to the Termination Date at favorable prices, if at all. In addition, as we approach the Termination Date, we may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect our investment performance. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, we may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of our total assets.

Essential Asset-Based Investing Risk. Our focus on essential asset-based investments means that our performance will be closely tied to the performance of companies in essential assets sectors such as the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors and the fiscal and financial health of issuers of municipal securities funding essential asset projects. The concentration of our investments in these sectors may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in one or more of these sectors would have a greater impact on us than on a fund that does not focus on essential asset-based investments. The performance of the securities of issuers in multiple essential asset sectors may react similarly to certain market, economic and other factors. This correlation may be higher during periods of market stress, and there may be times when the performance of securities of issuers in multiple essential asset sectors lags the performance of the market as a whole. There can be no assurance that the allocation of our assets among securities of issuers across the range of essential asset sectors will provide our common stockholders with any of the benefits typically associated with sector diversification.

In addition, we currently expect that a significant portion of our investment portfolio will be invested in securities of issuers in the energy and energy infrastructure sectors. Accordingly, we expect that the performance of our investment portfolio will be closely tied to the performance of these sectors. Risks inherent in the businesses of energy and energy infrastructure companies include:

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Commodity Price Volatility Risk. The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. In addition, the performance of clean energy-related investments may be affected by changes in the market price of electricity.

Historically, commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the market prices, operations, cash flows and financial performance of our investments in the energy sector. Commodity prices fluctuate for several reasons, including changes in global and domestic energy market, general economic conditions, consumer demand, price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production and imports, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of resource development, conservation and environmental protection efforts, competition from other sources, taxation and the availability of local, intrastate and interstate transportation systems.

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Supply and Demand Risk. A decrease in the exploration, production or development of natural gas, natural gas liquids, crude oil or refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases could be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proved reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, inability to obtain necessary permits or carryout new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources and other events. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities, could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions in other natural resource producing countries including embargoes, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates and changes in commodity prices or weather.

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Reserve and Depletion Risk. Energy companies’ estimates of proved reserves and projected future net revenue are generally based on internal reserve reports, engineering data and reports of independent petroleum engineers. Estimated reserves are based on many assumptions that may prove inaccurate and require subjective estimates of underground accumulations and assumptions concerning future prices, production levels and operating and development costs. In addition, a portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time and a significant slowdown in the identification or availability of reasonably priced and accessible proved reserves for these companies could adversely affect their business.

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Operating Risk. Energy companies are subject to many operating risks, including equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance.

The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel. A company may not be able to successfully and timely complete capital improvements to existing or other capital projects, which could subject the company to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to federal regulation with respect to the tariff rates these companies may charge for pipeline transportation services. An adverse determination with respect to the tariff rates of an energy company could have a detrimental effect on its business.

Clean energy-related investments are subject to many of the same operating risks that apply to traditional energy companies, as described above. Such companies can also be negatively affected by lower energy output resulting from variable inputs, mechanical breakdowns, faulty technology, competitive electricity markets or changing laws that mandate the use of renewable energy sources by electric utilities. In addition, companies that engage in energy efficiency projects may be unable to protect their intellectual property or face declines in the demand for their services due to changing governmental policies or budgets, among other things.

Construction delays may adversely affect companies that generate power from clean sources. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets. Capital equipment for renewable energy projects needs to be manufactured, shipped to project sites, installed and tested on a timely basis. In addition, on-site roads, substations, interconnection facilities and other infrastructure all need to be either built or purchased and installed by the operating companies of these projects. Construction phases may not be completed or may be substantially delayed, as a result of inclement weather, labor disruptions, technical complications or other reasons, and material cost over-runs may be incurred, which may result in such projects being unable to earn positive income, which could negatively impact the market values of our private investments in clean energy-related issuers.

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Regulatory Risk. Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including reports and permits concerning exploration, drilling and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices they may charge for the oil and gas produced or transported under federal and state leases and other products and services. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

The market for electricity generation projects is influenced by U.S. federal, state and local government regulations and policies concerning the electric utility industry, as well as policies promulgated by electric utilities. Customer purchases of, or further investment in the research and development of, clean energy technologies could be deterred by these regulations and policies, which could result in a significant reduction in the potential demand for clean energy project development and investments. For example, without certain major incentive programs and or the regulatory mandated exception for clean energy systems, utility customers are often charged interconnection or standby fees for putting distributed power generation on the electric utility network. These fees could increase the cost to customers of using clean energy and it less desirable.

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Environmental Risk. Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

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Climate Change Regulation Risk. Climate change regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which we invest and could impact the demand and prices for fossil fuels.

Private Company Securities Risk. Our investments in private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and we will be required to rely on the ability of our Adviser and our Subadviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If our Adviser or our Subadviser is unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and we may lose some or all of our investment in these securities. These factors could subject us to greater risk than investments in securities of public companies and negatively affect our investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, we will likely be able to sell our investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our investments in private companies or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our investments in private companies in such transactions.

Equity Securities

Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer’s business, financial condition or prospects, and may fall to zero in the event of the issuer’s bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities we hold may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which we invest will be maintained. In addition, by writing covered call options on a portion of the listed equity securities in our investment portfolio, the capital appreciation potential of such securities will be limited.

The performance of certain of the equity securities in which we invest, including certain common stocks and the preferred equities and MLPs in which we invest, may be sensitive to changes in market interest rates and, accordingly, may be more highly correlated than the broader equity markets with the performance of debt securities, including the debt securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common stockholders with any of the benefits typically associated with asset class diversification.

Preferred Equity Risk. The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

MLP Risk. An investment in MLPs, either directly or indirectly through an investment in I-Shares, involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of the MLP, to approve amendments to the MLP’s organizational documents or to take other action under the MLP’s organizational documents would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership or LLC statute of that state.

Holders of MLP common units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the market value of our investment in an MLP will depend largely on the MLP’s treatment as a qualified publicly traded partnership for federal income tax purposes. If an MLP does not meet current legal requirements to maintain status as a qualified publicly traded partnership, or if it is unable to do so because of changes in tax laws or regulations, it would be treated as a corporation for federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level, and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the market price of our common stock.

Certain MLPs in which we may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entity of such an MLP fails to make such payments or satisfy its obligations, the revenues and cash flows of the MLP and the ability of the MLP to make distributions to common unit holders, such as us, would be adversely affected.

Debt Securities

Debt Securities Risk. Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk:

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Credit Risk. Credit risk is the risk that the market value of debt securities may decline if the issuer or the borrower, or a guarantor, defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making timely payments of principal or interest. We could lose money if the issuer of or borrower under, or a guarantor of, of a debt security defaults or is unable or unwilling to make timely principal or interest payments. The lower quality or unrated securities in which we invest may present increased credit risk as compared to higher rated securities, including the possibility of default or bankruptcy.

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Extension Risk. During periods of rising market interest rates, it becomes more expensive for a borrower to refinance its existing debt obligations. During such periods, repayments of debt securities may occur more slowly than anticipated by the market because the issuer or borrower will prefer to pay interest at a lower rate. This may cause the market prices of such debt securities to decline.

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Interest Rate Risk. The market prices of debt securities typically decline in the event of increases in market interest rates, which are currently near historically low levels. Changes in government policy may cause market interest rates to rise, which may result in periods of market volatility or harm our performance and net asset value. Declines in market interest rates also may increase prepayments of debt securities, which, in turn, would increase prepayment risk. Debt securities with longer durations and maturities tend to be more sensitive to changes in market interest rates, typically making their prices more volatile than securities with shorter durations.

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Prepayment, Call or Reinvestment Risk. Many issuers and borrowers have a right to prepay their debt securities prior to the stated maturity date. If market interest rates fall, an issuer or borrower may exercise this right in order to refinance its debt obligations at a lower rate. In that event, a holder of the issuer’s or borrower’s debt securities will not benefit from the rise in market price that normally accompanies a decline in market interest rates. Reinvestment risk is the risk that, upon the sale or repayment (at maturity or otherwise) of debt securities we hold, we will be required to reinvest the proceeds in debt securities paying lower interest rates than the debt securities that were sold or repaid. In this event, our distribution rate may decline. A decline in the income we receive from our investments is likely to have a negative effect on our market price, net asset value and/or overall return.

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Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

High Yield Securities Risk. High yield securities, commonly referred to as “junk” bonds, are securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Adviser or our Subadviser deems to be of comparable quality. These securities may be subject to greater levels of credit and liquidity risk than debt securities rated investment grade. In addition, high yield debt securities generally have greater price fluctuations, are less liquid and are more likely to experience a default than higher rated debt securities. High yield debt securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. High yield debt securities are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During recessions, other periods of financial stress or periods of rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. The market prices of high yield debt securities have historically been subject to significant, rapid declines, reflecting an expectation that many issuers of such securities might experience financial difficulties. In these events, the yields on high yield debt securities rise dramatically, reflecting the risk that holders of such securities could lose a substantial portion of the value of their investment as a result of the issuers’ financial restructuring or default. It can be expected that similar market price declines will occur in the future. The market for high yield debt securities generally is thinner and less active than that for higher rated securities, which may limit our ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market prices and liquidity of high yield debt securities, especially in a thinly traded market. Changes by NRSROs in their rating of a debt security may affect the market price of such security. Analysis of the creditworthiness of issuers of high yield debt securities may be more complex than for issuers of higher-quality debt securities, and our ability to achieve our investment objective may, to the extent we invest in high yield debt securities, be more dependent upon our Adviser’s or our Subadviser’s credit analysis than would be the case if we were investing in higher-quality debt securities.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common stockholders with any of the benefits typically associated with asset class diversification.

Bank Loan and Loan Participation Risk. Investing in bank loans involves risks that are additional to and different from those relating to investing in other types of debt securities. Any specific collateral used to secure a bank loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of a borrower’s bankruptcy or other default, we could experience delays or limitations with respect to our ability to realize the benefits of the collateral securing a bank loan, and there can be no assurance regarding the value that may be obtained upon the sale of collateral. No active trading market may exist for certain bank loans or loan participations, which may impair our ability to realize full value in the event we need to sell a loan or loan participation and make it difficult for us to value the bank loans and loan participations in which we invest. Adverse market conditions may impair the liquidity of some actively traded bank loans and loan participations. To the extent that a secondary market does exist for certain bank loans and loan participations, the market may be subject to irregular trading activity and wide bid/ask spreads, which may result in limited liquidity and pricing transparency. In addition, bank loans and loan participations may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

Subordinated loans are lower in priority of payment than senior loans. Accordingly, they are typically lower rated and subject to greater risk that the cash flow of the borrower and the collateral securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the borrower’s senior debt obligations. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

We may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If we purchase a loan participation, we generally will have no direct right to enforce compliance by the borrower with the terms of the loan agreement, and we may not directly benefit from the collateral securing the underlying debt obligation. As a result, we would be exposed to the credit risk of both the borrower under the bank loan and the lender selling the participation.

There is typically less available information about most bank loans than is the case for many other types of debt instruments. Bank loans may not be deemed to be “securities” for purposes of the federal securities laws, and bank loan investors may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

Municipal Securities Risk. The timely payment of principal and interest on the municipal securities in which we invest will be dependent on the ability of the specific essential assets underlying such securities to generate sufficient revenues, which may take the form of tolls, fees or usage charges or lease payments or mortgage payments. The ability of such essential assets to generate sufficient revenues may be reduced by adverse developments in the construction or operation of such assets as well as adverse economic or political conditions and developments where such assets are located. Any reduction, or perceived reduction, in the quality of our municipal securities will reduce their value in our investment portfolio. In the event of the bankruptcy or other default by an issuer of a municipal security, especially if such issuer is a governmental entity, our ability to obtain recovery, if any, could be severely delayed or limited. Unlike most other municipal securities, the interest received on the municipal securities in which we invest is expected to be subject to federal income tax and may be subject to state income tax.

The municipal securities in which we invest will generally be directly originated municipal securities. Directly originated securities represent obligations structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer, and are typically not rated by credit rating agencies. We expect that the directly originated municipal securities in which we invest generally will be deemed by our Subadviser to be of comparable quality to securities rated below investment grade and that such securities will belong to relatively small issues. We expect that the directly originated municipal securities in which we invest will have limited trading markets and therefore will tend to be less liquid than municipal securities rated investment grade or issued by traditional municipal issuers. This may make it difficult for us to value the municipal securities in which we invest. In addition, we will likely be able to sell such municipal securities only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our municipal securities or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our municipal securities in such transactions.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Other Investment Risks

Liquidity Risk. Our Private Investments will be highly illiquid, and we will likely be able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our Private Investments or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our Private Investments in such transactions. In addition, our investments in debt securities may expose us to liquidity risk. The corporate debt securities in which we invest generally will be high yield debt securities, and these securities have historically been less liquid than securities rated investment grade, especially during periods of market stress. We expect that the directly originated municipal securities in which we invest will have limited trading markets and therefore will tend to be less liquid than municipal securities rated investment grade or issued by traditional municipal issuers.

With respect to our investments in listed equity securities, we may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell particular securities or close call option positions at an advantageous price or a timely manner. We may invest in mid-capitalization and small-capitalization companies, which may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so.

Restricted Securities Risk, including Rule 144A Securities Risk. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity may create special risks for us.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the Securities Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as us. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that we hold could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Because we intend to limit our investments to no more than 35% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers), we will not be able to pass through to our stockholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are also risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities. When investing in securities issued by non-U.S. issuers, there is also the risk that the market price of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. We do not currently intend to hedge our exposure to non-U.S. currencies.

Terrorism and Cybersecurity Risk. Essential asset companies are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy producing regions. Cyber hacking could also cause significant disruption and harm to essential asset issuers The U.S. government has issued warnings that certain essential assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, “cyber networks”) might be at risk of cyber-attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

Natural Disaster Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in essential asset company operations. Extreme weather patterns or the threat thereof could result in substantial damage to the facilities of certain companies and could create fluctuations in commodity prices and the earnings of essential asset companies.

Government Incentives Risk. The reduction or elimination of government economic incentives could impede growth of certain essential asset companies, including in particular clean energy companies. Because a significant portion of the revenues to the clean energy-related companies in which we expect to invest are expected to involve the market for the U.S. electricity grid, the reduction or elimination of government and economic incentives may adversely affect the growth of this market or result in increased price competition.

Covered Call Risks. We cannot guarantee that our covered call option overlay strategy will be effective. There are several risks associated with transactions in options on securities, including:

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There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

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The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require us to terminate, offset or otherwise cover our option position as well).

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There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (1) there may be insufficient trading interest; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the trading facilities may not be adequate to handle current trading volume; or (6) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate OTC options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

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The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option overlay strategy.

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The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Hedging and Derivatives Risk. In addition to writing call options as part of our investment strategy, we may invest in derivative instruments for hedging or risk management purposes. Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance. Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based. We also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts we purchased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances. In addition, if the counterparty to a derivative transaction defaults, we would not be able to use the anticipated net receipts under the derivative to offset our cost of financial leverage.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. To the extent there is a decline in interest rates, the market value of certain derivatives could decline and result in a decline in our net assets.

Operational Risks

Distribution Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and our debt securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Operating Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and written call options, the level of call premium we receive by writing covered calls, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from net asset value. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in our common stock trading at a discount. The risk that our common stock may trade at a discount is separate from the risk of a decline in our net asset value as a result of investment activities. Our net asset value will be reduced immediately following an offering of our common or preferred stock due to the offering costs for such stock, which are borne entirely by us.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of their shares of our common stock depends upon whether the market value of the common stock at the time of sale is above or below the stockholder’s basis in such shares of common stock, taking into account transaction costs, and it is not directly dependent upon our net asset value. Because the market price of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value, or at, below or above the public offering price for our common stock.

Delay in Use of Proceeds Risk. Although we expect to fully invest the net proceeds of this offering within three to six months after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time, if market conditions and volumes of securities are not favorable at the time or for other reasons. As a result, the proceeds may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The three- to six-month timeframe associated with the anticipated use of proceeds could lower returns and lower our yield in the first year after the issuance of the common stock.

In addition, under current market conditions, we expect that it may take approximately one year from the closing of this offering to identify and complete our Private Investments. Pending the completion of our Private Investments, the portion of our total assets we currently intend to allocate to such investments will be invested in corporate debt securities.

Valuation Risk. Our Private Investments will primarily consist of securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. We will value these securities in accordance with valuation procedures adopted by our Board of Directors. See “Determination of Net Asset Value.” Our Board of Directors may use the services of an independent valuation firm to review the fair value of certain securities prepared by our Adviser. The types of factors that may be considered in fair value pricing of our investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our Board of Directors may differ materially from the values that would have been used if a liquid trading market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposition of such securities.

Tax Risk. We intend to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced. For additional information on the requirements imposed on RICs and the consequences of a failure to qualify, see “Material U.S. Federal Income Tax Considerations” below.

Leverage Risk. Our use of leverage through the issuance of preferred stock or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes), would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on investments acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, that are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities) and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we currently intend to redeem any senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

Capital Markets Risk. In the event of an economic downturn or increased financial stress, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be limited. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, essential asset companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Legal and Regulatory Risk. Legal and regulatory changes could occur that may adversely affect us, our investments and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the SEC, the U.S. Commodity Futures Trading Commission (the “CFTC”), the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect us. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Instability in financial markets during and following the 2007–2009 global financial crisis led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. While economic and financial conditions in the United States and elsewhere have been recovering for several years, a perception that conditions remain fragile persists to some extent. Withdrawal of government support or investor perception that such efforts are not succeeding could adversely affect the market value and liquidity of certain securities.

In the event of future instability in financial markets, U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments may be required to take action, these interventions may result in confusion and uncertainty, which in itself may be materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes and regulations and otherwise to take extraordinary actions in the event of market emergencies. We, our Adviser and our Subadviser historically have been eligible for exemptions from certain regulations. However, there is no assurance that we, our Adviser or our Subadviser will continue to be eligible for such exemptions.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect our ability to pursue our investment objective. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of our investments, restrict our ability to engage in derivative transactions and/or increase the costs of such derivative transactions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions we may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if we do not intend to exceed applicable position limits, it is possible that different clients managed by our Adviser, our Subadviser and their affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of our Adviser or our Subadviser may have to be modified and that positions we hold may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect our performance.

Finally, a new U.S. presidential administration took office in January 2017, bringing with it legislative and regulatory priorities significantly different from those of the outgoing administration. Both during the 2016 U.S. presidential campaign and since taking office in January 2017, members of the new administration have voiced antipathy towards existing trade agreements, such as the North American Free Trade Agreement, and proposed trade agreements, such as the proposed Trans-Pacific Partnership; expressed support for greater restrictions on international trade generally and significant increases on tariffs on goods imported into the United States; favored reducing government support for clean energy use and development; and expressed support for significantly reducing immigration into the United States, including of skilled professionals. Changes in U.S. social, political, regulatory and economic conditions or in laws and policies governing foreign trade, manufacturing, development, investment and support for clean energy initiatives, and any negative sentiments towards the United States as a result of such changes, could adversely affect the business of the essential asset companies in which we expect to invest. In addition, reduced immigration into the United States of educated professionals from overseas or negative sentiments towards the United States among non-U.S. employees or prospective employees could adversely affect the ability of the companies in which we expect to invest to hire and retain highly skilled employees. Any of these developments could have an adverse effect on the value of our investments.

Anti-Takeover Provisions Risks. Maryland law and our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Charter and Bylaws.”

LEVERAGE

Use of Leverage

The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain any existing leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Our policy is to utilize leverage in an amount that on average represents approximately          % of our total assets. We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between          % and          %. The timing and terms of any leverage transactions will be determined by our Board of Directors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. We anticipate that our initial leverage will consist of borrowings pursuant to a credit facility and preferred stock. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Actual returns vary depending on many factors. The Board of Directors also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common stock or purchase any shares of our common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock or sell a portion of our investments when it may be disadvantageous to do so in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Currently under the 1940 Act, we may issue only one class of preferred stock.

Currently under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act currently provides that we may not declare any distribution with respect to any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be, except that distributions may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities or sell a portion of our investments when it may be disadvantageous to do so. Currently under the 1940 Act, we may issue only one class of senior securities representing indebtedness.

Hedging and Risk Management

In addition to writing covered call options as part of our investment strategy, the risks of which are described herein, we may utilize certain other derivative instruments for hedging or risk management purposes.

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may, but are not obligated to, use interest rate transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage. Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates. We anticipate that the majority of such interest rate hedges would be interest rate swap contracts and interest rate caps and floors purchased from financial institutions. There is no assurance that the interest rate hedging transactions into which we may enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed-rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage. To the extent there is a decline in interest rates, the market value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. We intend to enter into transactions only with counterparties that meet certain standards of creditworthiness set by our Advisor and to continually monitor the creditworthiness of any counterparties.

We may, but do not currently intend to, use other hedging and risk management strategies to seek to manage other market risks. Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market value of securities held in our investment portfolio (such as through changes in commodity prices or currencies) or to otherwise protect the value of our investment portfolio. We may, but do not currently intend to, enter into forward agreements or purchase futures contracts to hedge our exposure to commodity prices. We may, but do not currently intend to, enter into currency exchange transactions to hedge our exposure to foreign currency exchange rate risk to the extent we invest in non-U.S. dollar denominated securities of non-U.S. issuers. Any currency transactions generally will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year. The Fund may also, but does not currently intend to, purchase and sell other derivative investments such as exchange-listed and over-the-counter options on securities or indices, futures contracts and options thereon or derivative investments that combine features of these instruments.

For a further discussion of such derivative instruments, see “Risk Factors—Investment Risks—Other Investment Risks—Hedging and Derivatives Risk.”

Effects of Leverage

The following table is designed to illustrate the effect of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our investment portfolio of (10)% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return
(Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Stock Return	( )%	( )%	( )%	%	%

If we use leverage, the amount of the fees paid to our Adviser for investment advisory and management services will be higher than if we do not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, our Adviser has a financial incentive to use leverage, which creates a conflict of interest between our Adviser and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors—Operational Risks—Leverage Risk.”

MANAGEMENT OF THE FUND

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad oversight over our affairs, including oversight of the duties performed by our Adviser and our Subadviser. Our officers are responsible for our day-to-day operations. Each director and officer will hold office until his successor is duly elected and qualifies or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Additional information regarding our Board and its committees, and our officers, is set forth under “Management of the Fund” in our statement of additional information. Our Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser, our Subadviser or their affiliates.

Investment Adviser and Subadviser

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment adviser, pursuant to which it will serve as our investment adviser (the “Advisory Agreement”).

The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in actively managing portfolios of investments in essential assets. Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.

Our Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), which are publicly traded closed-end management investment companies that invest in MLPs and other energy infrastructure companies. Our Adviser also serves as investment adviser to four open-end management investment companies and certain private funds that invest in MLPs and other energy infrastructure companies.

Our Adviser is wholly-owned by Tortoise Investments, LLC. (“Tortoise Investments”). Employees of our Adviser and its affiliates own a minority interest in Tortoise Investments. Montage Investments, LLC (“Montage Investments”) owns a majority interest in Tortoise Investments.

Our Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Tortoise Credit Strategies, LLC, a registered investment adviser, pursuant to which our Subadviser will serve as our investment subadviser.

The principal business address of our Subadviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Subadviser specializes in actively managing portfolios of fixed income securities. Our Subadviser was formed in 2015 and, in June 2016, acquired the assets of Bradford & Marzec LLC, a specialized fixed income boutique founded in 1984, along with key Bradford & Marzec employees.

Our Subadviser is a wholly-owned subsidiary of TCS Holdings, LLC, a holding company. TCS Holdings, LLC is majority-owned by Tortoise Investments, with the remaining interests held by employees of our Subadviser.

Allocation Committee

An Allocation Committee of the Adviser, comprised of representatives of our Adviser and our Subadviser, will determine the allocation of our investment portfolio between listed equity securities, corporate debt securities and Private Investments, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common stockholders. The members of the Allocation Committee have the following years of experience: Mr. Birzer—36 years; Mr. Beman—28 years; and Mr. Kessens—18 years.

H. Kevin Birzer, CFA, Chief Executive Officer and Managing Director of Our Adviser

Mr. Birzer, Chief Executive Officer and Managing Director, is a co-founder and has been a Managing Director of the Adviser and member of the investment committee of the Adviser since 2002. He began his career in 1981 at KPMG Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. In 1990, Mr. Birzer co-founded Fountain Capital Management, LLC (“Fountain Capital”), a high yield bond management firm. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

Bradley Beman, CFA, Chief Executive Officer and Chief Investment Officer of Our Subadviser

Mr. Beman co-founded the Subadviser in 2015. He serves as the Subadviser’s chief executive officer and chief investment officer and as a voting member of the Investment Policy & Strategy Committee (the “IPSC”). Mr. Beman has nearly three decades of fixed income investment experience, including a 28-year career at AEGON USA Investment Management LLC. He held several key positions at AEGON, most recently serving as the firm’s global chief investment officer/director of high yield. He also was a member of a global asset management board and led a team of approximately 100 investment professionals overseeing more than $200 billion invested in domestic and global taxable fixed income, asset allocation, alternatives and derivatives, with a specific focus in the U.S. and European regions. Mr. Beman was also involved in the build-out and growth of a third-party retail and institutional taxable fixed income and asset allocation business. His prior positions with AEGON included director of public fixed income and director of public credit research.

A recognized expert in high yield fixed income and leveraged finance strategies, Mr. Beman has spoken for The Financial Investigator Seminar and The Money Management Institute. He was part of a select group of high yield managers asked to participate in Morgan Stanley’s biannual leveraged finance roundtable. Mr. Beman earned a Master of Business Administration from the University of Iowa and a Bachelor of Arts in accounting from the University of Northern Iowa. He passed the Certified Public Accountant exam and is a CFA charterholder.

Brian A. Kessens, CFA, Managing Director and Portfolio Manager of Our Adviser

Mr. Kessens joined the Adviser in 2008. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2015 and a member of the investment committee of the Adviser since June 30, 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013 and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

Adviser Investment Team

Subject to the oversight of our Board of Directors and pursuant to the Advisory Agreement, an investment team consisting of portfolio managers of our Adviser is responsible for approving investment decisions and monitoring investments with respect to the portion of our investment portfolio managed by our Adviser. While responsibility for monitoring, review and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. The members of the investment team have the following years of experience: Mr. Kessens—18 years; Mr. Mick—17 years; Mr. Sallee—17 years; and Mr. Thummel—22 years.

Brian A. Kessens, CFA, Managing Director and Portfolio Manager

Mr. Kessens’ biography appears above under “—Allocation Committee.”

James R. Mick, CFA, Managing Director and Portfolio Manager

Mr. Mick joined the Adviser in 2006. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014 and a member of the investment committee of the Adviser since June 30, 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012 and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee, CFA, Managing Director and Portfolio Manager

Mr. Sallee joined the Adviser in 2005. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014 and a member of the investment committee of the Adviser since June 30, 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012 and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

Robert J. Thummel, Jr., Managing Director and Portfolio Manager

Mr. Thummel joined the Adviser in 2004. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014 and a member of the investment committee of the Adviser since June 30, 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013 and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

The Adviser’s investment team is responsible for implementing the strategy of the Fund. While responsibility for monitoring, review and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.

The statement of additional information provides additional information about the investment team’s compensation, other accounts that they manage and the ownership of our securities by the investment team’s members.

Subadviser Investment Team

Subject to the oversight of our Board of Directors, the Adviser and various committees of the Subadviser and pursuant to the Subadvisory Agreement, an investment team consisting of investment professionals of our Subadviser is responsible for making investment decisions and monitoring investments with respect to the portion of our investment portfolio managed by our Subadviser. While responsibility for monitoring, review and analysis of individual securities is spread among various investment professionals of the Subadviser, portfolio management decisions and reviews with respect to the portion of our investment portfolio managed by our Subadviser are generally the responsibility of the investment team below, with input from the Subadviser’s research team and the Adviser’s investment team. The members of the investment team have the following years of experience: Mr. Beman—28 years; Mr. Heitkemper—19 years; Mr. Fuqua—23 years.

Bradley Beman, CFA, Chief Executive Officer and Chief Investment Officer of Our Subadviser

Mr. Beman’s biography appears above under “—Allocation Committee.”

John Heitkemper, CFA, Portfolio Manager, High Yield & Leveraged Loans

Mr. Heitkemper joined Bradford & Marzec, now part of the Subadviser, initially in 2004 and again in 2011. He is a member of the non-investment grade portfolio management team and assists in the implementation of investment strategies including the high yield and bank loan portfolios and opportunistic core plus portfolios. Mr. Heitkemper has more than 15 years of investment industry experience. Prior to joining Bradford & Marzec, he held investment grade and high yield fixed income research positions with Macquarie Group/Four Corners, Franklin Templeton Investments and Merrill Lynch Investment Managers (formerly Hotchkis & Wiley). He began his career as a research assistant with the Board of Governors of the Federal Reserve System in Washington, D.C. where he gained unique insight into analyzing and forecasting economic growth, inflation, interest rates and exchange rates. He holds a Bachelor of Arts degree in economics from Pomona College and a Master of Business Administration with concentrations in finance and economics from the University of Chicago Booth School of Business where he graduated with honors and was nominated to Beta Gamma Sigma. He is a CFA® charterholder.

Garey Fuqua, Head of Municipal Securities

Mr. Fuqua helps oversee and manage the firm’s municipal securities business, leads the municipal direct origination platform and is a portfolio manager of the municipals strategy. Prior to joining Tortoise Credit Strategies, Mr. Fuqua worked for Palmer Square Capital Management as managing director and the chief investment officer of high yield municipal strategies. Before Palmer Square, he worked at Spring Mountain Capital where he led the firm’s high yield and distressed municipal strategies group. Prior to that, he founded Ofelia Capital, an investment boutique firm focusing on high yield municipal debt. Before that, he was a co-portfolio manager of high yield municipal bonds at Aroya Capital and director with Cohen & Company, where he co-managed the first-ever municipal collateralized debt obligation (CDO) portfolio. Earlier in his career, Mr. Fuqua also worked for Fitch Ratings, Goldman Sachs, PricewaterhouseCoopers, Brown & Wood, Sumitomo and Sallie Mae. Mr. Fuqua is a recognized industry authority with significant experience in analyzing, structuring and managing financings as well as turnaround and distressed situations for a wide range of non-investment grade issuers of municipal securities. Mr. Fuqua earned a Master of Public Administration in state and local government financial analysis and management from the Maxwell School at Syracuse University and a Bachelor of Science in finance from New York University Stern School of Business.

The Subadviser’s investment team is responsible for implementing the strategy of the portion of the Fund allocated to the Subadviser. While responsibility for monitoring, review and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.

The statement of additional information provides additional information about the investment team’s compensation, other accounts that they manage and the ownership of our securities by the investment team’s members.

Compensation and Expenses

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to          % of our average monthly Managed Assets. Managed Assets means our total assets minus the sum of accrued liabilities other than (1) debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred stock. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses of all future offerings. Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities, training and benefits; (2) commissions, spreads, fees and other expenses, including if applicable legal and other fees, connected with the structuring, acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (3) auditing, accounting, tax and legal service expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of listing our shares with a stock exchange and expenses of the issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares; (7) expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (8) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) association membership dues; (12) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records and determination of net asset value); (13) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents, registrars and administrator for all services to us; (14) compensation and expenses of our directors who are not members of the Adviser’s organization; (15) pricing, valuation and other consulting or analytical services employed by us; (16) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (17) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (18) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Under the Subadvisory Agreement with our Subadviser, our Adviser pays our Subadviser a subadvisory fee based on the portion of our average monthly Managed Assets allocated from time to time to our Subadviser’s management. The subadvisory fee payable to the Subadviser will be paid by the Adviser out of the investment management fee it receives from us; accordingly, decisions to increase or decrease the portion of our assets allocated to our Subadviser will not affect the fees we pay for portfolio management services.

Duration and Termination

The Advisory Agreement and the Subadvisory Agreement were approved by our Board of Directors on          , 2017. The basis for the Board of Directors’ initial approval of the Advisory Agreement and the Subadvisory Agreement will be provided in our initial annual report to common stockholders. The Advisory Agreement and the Subadvisory Agreement will become effective as of the close of this offering. Unless terminated earlier as described below, each such Agreement will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and in either case, upon approval by a majority of our directors who are not interested persons or parties to the Advisory Agreement.

Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated by us at any time, without the payment of any penalty, by our Board of Directors or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days written notice to the Adviser or the applicable Subadviser, as applicable. In addition, the Subadvisory Agreement provides that it may be terminated by our Adviser at any time, without the payment of any penalty, on 60 days written notice to the Subadviser. Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated by the Adviser or the Subadviser, as applicable, at any time, without the payment of any penalty, upon 60 days written notice to the Fund. Each of the Advisory Agreement and the Subadvisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act), and the Subadvisory Agreement provides that it will automatically terminate in the event of the termination of the Advisory Agreement.

DETERMINATION OF NET ASSET VALUE

We compute the net asset value of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine. When considering an offering of common stock, we calculate our net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our net asset value available for publication weekly on our Adviser’s website. Our net asset value equals the value of our total assets less: (1) all of our liabilities (including accrued expenses); (2) accumulated and unpaid dividends on any outstanding preferred stock; (3) the aggregate liquidation preference of any outstanding preferred stock; (4) accrued and unpaid interest payments on any outstanding indebtedness; (5) the aggregate principal amount of any outstanding indebtedness; and (6) any distributions payable on our common stock.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors. Securities for which market quotations are readily available will be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security will be determined pursuant to the methodologies established by our Board of Directors.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or OTC market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, will be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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An equity security of a company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into shares of publicly traded common stock or securities that may be sold pursuant to Rule 144 generally will be valued based on the value of the freely tradable common stock counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Fixed income securities (other than the short-term securities as described below) are valued by (1) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (2) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Among the various factors that can affect the value of a privately placed security are (1) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (2) whether the company has an effective registration statement in place for the securities; and (3) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value will be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

DISTRIBUTIONS

Once we are fully invested and to the extent we receive income, we intend to make quarterly cash distributions of our investment company taxable income to common stockholders. We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Material U.S. Federal Income Tax Considerations.” We intend to pay common stockholders at least annually all or substantially all of our investment company taxable income.

Various factors will affect the level of our income, such as our asset mix, security mix and covered call option overlay strategy. To permit us to maintain a more stable distribution, we may from time to time distribute less than the entire amount of income earned in a particular quarterly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular quarterly period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our net asset value and, correspondingly, distributions from undistributed income will deduct from our net asset value. If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan, distributions will be automatically reinvested in additional common stock under the Automatic Dividend Reinvestment Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See “Automatic Dividend Reinvestment Plan.”

AUTOMATIC DIVIDEND REINVESTMENT PLAN

General

Our Automatic Dividend Reinvestment Plan (the “Plan”) will allow participating common stockholders to reinvest distributions in additional shares of our common stock. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to net asset value. If our common stock is trading at a discount to net asset value, shares issued under the Plan will be purchased on the open market. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) net asset value at the close of business on the payment date of the distribution, or (2) 95% of the market price per share of common stock on the payment date. Common stock issued under the Plan when shares are trading at a discount to net asset value will be purchased in the market at market price or a negotiated price determined by Computershare Trust Company, N.A. (the “Plan Agent”).

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan through the facilities of The Depository Trust & Clearing Corporation (“DTC”) and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask its investment executive what arrangements, if any, can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instructions to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (1) through receipt of additional shares of common stock from us (“Additional Common Stock”) or (2) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of our common stock is equal to or less than the market price per share of our common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (1) the net asset value per share of common stock on the payment date, or (2) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the net asset value per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than 30 days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants and then, with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a per share fee (currently $0.05) with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares of common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Material U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of shares of our common stock is higher than the net asset value, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of shares of common stock with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. In addition, because we do not redeem our shares, the price on resale may be more or less than the net asset value. See “Material U.S. Federal Income Tax Considerations” for a discussion of tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or by us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then-current market value of the common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the shares of common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have shares of common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment will be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.

Cash Purchase Option

In the future, we may amend the Plan to implement a cash purchase option, whereby participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in limited amounts on a quarterly or other periodic basis. If and when we implement the cash purchase option under the Plan, common stockholders will receive notice 60 days prior to its implementation and further details, including information on the offering price and other terms, the frequency of offerings and how to participate in the cash purchase option.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General. Our Charter authorizes us to issue up to 1,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

Limitations on Distributions. If any shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

If any senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including any preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of any preferred stock or senior securities representing indebtedness.

Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class) will constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to the 1940 Act, holders of preferred stock will have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Market. Our common stock has been approved to trade on the NYSE under the ticker symbol “          ,” subject to notice of issuance.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent.           , will serve as the transfer agent and agent for the Automatic Dividend Reinvestment Plan for our common stock and the dividend paying agent for our common stock.

Preferred Stock

General. Our Charter authorizes the issuance of up to 1,000,000 shares of preferred stock, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act. In addition, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Distributions. Holders of any preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus for any preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable will be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because we may invest up to 25% of our total assets in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred stock could exceed our current and accumulated earnings and profits, which would be treated for federal income tax purposes as a tax-deferred return of capital to the extent of the basis of the shares on which the distribution is paid and thereafter as gain from the sale or exchange of the preferred stock.

Limitations on Distributions. If we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights. In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights. Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of any preferred stock will have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, generally will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

CERTAIN PROVISIONS IN OUR CHARTER AND BYLAWS

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Furthermore, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Seven-Year Term

Our Charter provides for a term ending on           , 2024 (such date, including any extension, previously defined as the “Termination Date”). The Charter provides that our Board of Directors may extend the period of existence of the Fund for one year without a vote of common stockholders. The term may not be extended further than one year past the initial Termination Date without a vote of common stockholders. On the Termination Date, we will cease our investment operations, retire or redeem our leverage facilities, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common stockholders of record in one or more distributions on or after the Termination Date.

Classification of the Board of Directors; Election of Directors

Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to our Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2018, 2019 and 2020, respectively, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, generally will be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions described below, our Charter provides for approval of Charter amendments by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors, (3) any amendment to our charter that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common stock a redeemable security and (4) any amendment to certain provisions of our charter, including the provisions relating to the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law. The “Continuing Directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of Continuing Directors then on the Board and (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Our Charter and Bylaws provide that the Board of Directors has the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Stockholder-Requested Special Meetings

Our Bylaws provide that special meetings of stockholders may be called by the Board of Directors and certain of our officers. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Stockholders

Under Maryland law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting.

CLOSED-END COMPANY STRUCTURE

We are a non-diversified closed-end investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock trades in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of closed-end management investment companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our net asset value may decrease as a result of investment activities. To the extent our common stock does trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding preferred stock. Any such purchase or tender offers may result in the temporary narrowing of any discount but will not necessarily have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Any share repurchase or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common stock is traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require approval of our Board of Directors and stockholder approval to amend our Charter. If we converted to an open-end mutual fund, we would be required to redeem all senior notes and preferred shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end investment company, stockholders of an open-end investment company require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, without the discount commonly associated with closed-end investment companies. Open-end investment companies engage in a continuous offering of their shares and may maintain large cash positions or be required to liquidate favorable investments to meet redemptions. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, certain of our investment policies and restrictions may be incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company may require material changes to our investment policies.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated or conversion transaction, constructive sale or straddle, trader in securities that has elected the mark-to-market method of account for its securities, U.S. holder (as defined below) whose functional currency is not the United States dollar or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s stock is held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the gross income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) or any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to stockholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s stockholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to stockholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation of Certain Fund Investments

MLP Equity Securities

MLPs are generally treated as publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership derives 90% or more of its gross income from qualifying sources, such as interest, dividends, real property rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) and the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber) or industrial source carbon dioxide. Most of the MLPs in which the Fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the Fund invests may be treated as corporations. References in this discussion to MLPs include only those MLPs that are treated as partnership for federal income tax purposes.

MLPs treated as partnerships for federal income tax purposes are taxed differently from corporations. A corporation is required to pay federal income tax on its income, and to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Partnerships, in contrast, generally pay no federal income tax at the entity level. The partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be generally taxed only at one level—at the partner level.

When the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income its allocable share of the income, gains, losses, deductions and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Cash distributions from an MLP to the Fund will be treated as a return of capital to the extent of the Fund’s basis in the MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s basis in the MLP interest. As discussed above, in order to qualify as a RIC, the Fund must distribute to stockholders at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income that is allocated to the Fund from an MLP regardless of whether the MLP makes a cash distribution of such income to the Fund. As a result, if the taxable income allocated to the Fund from an MLP exceeds the cash distributions received from the MLP, the Fund may be required to sell other securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, in order to satisfy these distribution requirements.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an MLP interest equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s basis in the MLP interest. The amount realized by the Fund generally will be the amount paid by the purchaser of the MLP interest plus the Fund’s allocable share, if any, of the MLP’s debt that was allocated to the Fund prior to such sale, exchange or other taxable disposition. The Fund’s basis in an MLP interest generally is equal to the amount the Fund paid for the MLP interest, (1) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (2) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the MLP interest by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP interest (or by an MLP on a disposition of an underlying asset) may be taxed as ordinary income under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may be used only to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP interest (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

As discussed above, net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. No more than 25% of the value of the Fund’s total assets will be invested in the securities of qualified publicly traded partnerships.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs taxed as partnerships may be treated as items of tax preference for purposes of the federal alternative minimum tax (the “AMT”). The Fund intends to apportion these items in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Municipal Securities and Other Debt Instruments

The Fund expects that it will invest less than 50% of its total assets in municipal securities and that the municipal securities in which it invests will primarily be taxable municipal securities whose income is subject to U.S. federal income tax. As a result, the Fund does not expect to be eligible to pay “exempt-interest dividends” to its stockholders, and interest on municipal securities will be taxable to stockholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal securities will be taxable to stockholders of the Fund when distributed to them.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to stockholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Options and Other Derivative Instruments

The Fund’s transactions in options and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (1) will require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), and (2) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a RIC and for avoiding federal income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

The taxation of options is generally governed by Code section 1234. Pursuant to Code section 1234, if an option written by the Fund expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is cash settled, any resulting gain or loss generally will be short-term capital gain or loss.

Offsetting positions held by the Fund involving certain derivative instruments, such as options, forward and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate dividends received deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to stockholders and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities generally will not be treated as a straddle subject to the straddle rules described above. In general, a qualified covered call option is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092), is not granted by an options dealer (within the meaning of section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividends received with respect to stock held as part of the straddle may be eligible for qualified dividend income treatment and the corporate dividends received deduction (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that are treated as “section 1256 contracts” under the Code. In general, the Fund would be required to treat any section 1256 contracts as if they were sold for their fair market value (i.e., mark-to-market) at the end of the Fund’s taxable year (and on October 31 of each year for purposes of the 4% excise tax) and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Sixty percent of the gain or loss on such deemed sales or any actual sales of section 1256 contracts would be treated as long-term capital gain or loss and forty percent of such gain or loss would be treated as short-term capital gain or loss (“60/40 gain or loss”).

The Code permits a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “mark-to-market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for federal income tax purposes. The net capital gain or loss is treated as 60/40 gain or loss if it is attributable to the section 1256 contract positions or all short-term capital gain or loss if it is attributable to the non-section 1256 contract positions.

The wash sale rules may apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to stockholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Taxation for U.S. Stockholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (1) in the case of corporate stockholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (2) in the case of individual stockholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and stockholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the stockholders and this may affect the stockholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. stockholder will  still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A stockholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions and gains on the sale of our stock to stockholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our stock (a “Non-U.S. Stockholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (1) any Non-U.S. Stockholder that holds, at any time, more than five percent of the Fund’s stock, directly or under ownership attribution rules applicable for purposes of section 897 of the Code, or (2) any Non-U.S. Stockholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Stockholder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. Stockholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of the Fund’s stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Stockholder will be allowed as a credit against such Non-U.S. Stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally impose a 30% withholding tax on distributions paid with respect to our stock and after January 1, 2019 the gross proceeds from a disposition of our stock paid to (1) a foreign financial institution (as defined in section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (2) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity or certifies that it has no such U.S. owners, and complies with certain other requirements. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in our stock.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

UNDERWRITING

Under the terms and subject to the conditions of an underwriting agreement dated as of the date of this prospectus, the underwriters named below (the “Underwriters”), for whom          are acting as representatives (the “Representatives”), have severally agreed to purchase, and we have agreed to sell to them, severally, the number of shares indicated below:

Underwriter	Number of Shares

Total

The Underwriters are offering the shares of common stock subject to their acceptance of the shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the Underwriters to pay for and accept delivery of the shares of common stock offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the shares of common stock offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the shares of common stock directly to the public at the offering price listed on the cover page of this prospectus and part of the shares to certain dealers at a price that represents a concession not in excess of $           per share of common stock under the initial offering price. After the initial offering of the shares of common stock, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $          per share of common stock are equal          to          % of the initial offering price. Investors must pay for any shares of common stock purchased on or before          , 2017.

We have granted to the Underwriters an option, exercisable for          days from the date of this prospectus, to purchase up to an aggregate of shares of common stock at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering overallotments, if any, made in connection with the offering of the shares of common stock offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of the additional shares of common stock as the number listed next to the Underwriter’s name in the preceding table bears to the total number of shares of common stock listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $           , the total Underwriters’ discount and commissions (sales load) would be $          and the total proceeds to us would be $          .

The following table summarizes the estimated expenses and compensation that we will pay.

	Per Share		Total
	Without Over-	With Over-	Without Over-	With Over-
	allotment	allotment	allotment	allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Proceeds, before expenses, to the Fund	$	$	$	$

The fees described below under “—Additional Compensation to be Paid by Our Adviser” are not reimbursable to the Adviser by us and are therefore not reflected in expenses payable by us in the table above.

Offering expenses paid by us (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) will not exceed $          per share of common stock sold by us in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess and will also pay all organizational expenses. The aggregate offering expenses (excluding sales load) are estimated to be $          in total, $          of which will be borne by us (or $          if the Underwriters exercise their over-allotment option in full). See “Summary of Company Expenses.”

The Underwriters have informed us that they do not intend sales to discretionary accounts to exceed 5% of the total number of shares of common stock offered by them.

In order to meet requirements for listing our common stock on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 shares of common stock ($          ).

Our common stock is expected to be approved for listing on the NYSE under the trading symbol “           .”

We and all directors and officers and the holders of all of our outstanding stock have agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, we and they will not, during the period ending 180 days after the date of this prospectus:

●	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell,
●

grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock;

●

file any registration statement with the Securities and Exchange Commission relating to the offering of any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock; or

●	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock;

whether any such transaction described above is to be settled by delivery of common stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, we issue an earnings release or announce material news or a material event relating to the Company; or (ii) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the shares of common stock to be sold pursuant to the underwriting agreement or any shares of common stock issued pursuant to our Automatic Dividend Reinvestment Plan or any preferred share issuance, if any.

In order to facilitate the offering of the common stock, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common stock. Specifically, the Underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of shares available for purchase by the Underwriters under the over-allotment option (exercisable for          days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the overallotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The Underwriters may also sell shares of common stock in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating this offering, the Underwriters may bid for, and purchase, shares of common stock in the open market to stabilize the price of the common stock. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the shares of common stock in the offering, if the syndicate repurchases previously distributed shares of common stock in transactions to cover syndicate short positions or to stabilize the price of the common stock. Any of these activities may raise or maintain the market price of the common stock above independent market levels or prevent or retard a decline in the market price of the common stock. The Underwriters are not required to engage in these activities and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for our common stock or any other securities issued by us. Consequently, the offering price for the common stock was determined by negotiation among us, our Adviser and the Representatives. There can be no assurance, however, that the price at which the shares of common stock trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in our common stock will develop and continue after this offering.

We anticipate that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. We, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Prior to the public offering of our common stock, our Adviser purchased shares of common stock from us in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, our Adviser owned 100% of the outstanding shares of our common stock. Our Adviser may be deemed to control us until such time as it owns less than 25% of the outstanding shares of common stock, which is expected to occur as of the completion of the offering of shares of common stock.

The principal business address of          is          .

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and  may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of shares of our common stock, or the possession, circulation or distribution of this prospectus or any other material relating to us or the shares of common stock in any jurisdiction where action for that purpose is required. Accordingly, the shares of common stock may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the shares of common stock may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Certain marketing or sales related support will be provided by affiliates of our Adviser. Our Adviser has entered into an agreement with an affiliated registered broker-dealer, which contemplates the delivery of marketing support to our Adviser during the course of this offering. Subject to the $          per share limitation on offering costs borne by the Fund, the Fund may pay a portion of the compensation due pursuant to this agreement and the remainder will be paid exclusively by our Adviser.

Additional Compensation to be Paid by Our Adviser

Our Adviser (and not us) has agreed to pay, from its own assets, a structuring fee to each of          in the amount of $          . In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the structuring fees will be paid by our Adviser for advice to our Adviser relating to the structure, design and organization of the Fund. The syndication fee will be paid by our Adviser for syndication assistance relating to the Fund and the distribution of our common stock. These services are unrelated to our Adviser’s function of advising us as to its investments in securities or use of investment strategies and investment techniques. Our Adviser (and not us) may also pay certain qualifying underwriters from among those named in the table above, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed          % of the total price of the common stock sold in this offering.

As part of the payment of our offering expenses, we have agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of our common stock, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of our common stock. Such expenses will not exceed $          in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load that we will pay of $          per share is equal to          % of gross proceeds. We have agreed to reimburse the Underwriters the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the shares of common stock, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the shares of common stock, in an amount not to exceed $          in the aggregate, which amount will not exceed          % of gross proceeds. Our Adviser (and not us) will pay a syndication fee and structuring fees as described above. Total compensation to the Underwriters will not exceed          % of gross proceeds.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

          , will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of           %.

          , will serve as our custodian.

          ,will serve as our fund accountant.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Vedder Price P.C. (“Vedder”), Chicago, Illinois, and for the Underwriters by          (“          ”),          . Vedder and          may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

AVAILABLE INFORMATION

We will be subject to the informational requirements of the Exchange Act and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We intend to voluntarily file quarterly stockholder reports. These documents will be available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the Public Reference Room facilities may be obtained by calling the SEC at (202) 551-8090.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference and other information we have filed electronically with the SEC.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	1
Investment Objective and Principal Investment Strategies	4
Management of the Fund	15
Portfolio Transactions	27
Determination of Net Asset Value	29
Material U.S. Federal Income Tax Considerations	30
Proxy Voting Policies	41
Independent Registered Public Accounting Firm	42
Administrator, Custodian and Fund Accountant	42
Additional Information	43
Index to Financial Statements	F-1

[Back cover]

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where an offer or sale is not permitted.

SUBJECT TO COMPLETION
Preliminary Statement of Additional Information dated April 24, 2017

TORTOISE ESSENTIAL ASSETS INCOME 2024 TERM FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Tortoise Essential Assets Income 2024 Term Fund, Inc., a Maryland corporation (the “Fund,” “we,” “us,” or “our”), is a newly-organized, non-diversified, closed-end management investment company.

This statement of additional information relates to an offering of our common stock and does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated          , 2017. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our common stock. You should obtain and read our prospectus prior to purchasing any of our common stock. A copy of our prospectus may be obtained without charge from us by calling toll-free at 1-866-362-9331. You also may obtain a copy of our prospectus on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

This statement of additional information is dated          , 2017.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	1
Investment Objective and Principal Investment Strategies	4
Management of The Fund	15
Portfolio Transactions	27
Determination of Net Asset Value	29
Material U.S. Federal Income Tax Considerations	30
Proxy Voting Policies	41
Independent Registered Public Accounting Firm	42
Administrator, Custodian and Fund Accountant	42
Additional Information	43
Index To Financial Statements	F-1

i

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of our assets are applied only immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations are based on a percentage of our total assets (including assets obtained through leverage).

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of our total assets) our investments in any particular industry or group of industries, except that we will concentrate our assets in the industry sectors that comprise essential asset sectors (as defined in the prospectus);

(5)	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio;

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts (“REITs”); and

(7)	purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by our Board of Directors (the “Board of Directors” or the “Board”) without prior approval of our outstanding voting securities.

1

Non-Fundamental Investment Policies

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. This investment policy is non-fundamental.

We have adopted the following additional non-fundamental policies:

●

Under normal conditions, we may invest up to 60% of our total assets in listed equity securities, up to 70% of our total assets in corporate debt securities and up to 50% of our total assets in unregistered Private Investments (as defined below);

●	No more than 30% of our total assets may be invested in equity securities of private companies;
●

Under normal conditions, we may invest up to 35% of our total assets in securities of non-U.S. issuers, including Canadian issuers. An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

●

As a registered investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), we may invest up to 25% of our total assets in securities of master limited partnerships (“MLPs”) and other entities treated as qualified publicly traded partnerships for federal income tax purposes; and

●	We will not engage in short sales of securities.

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Directors may change our non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our total assets in essential asset-based investments will require at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market price fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

2

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. In addition, as we approach the Termination Date (as defined below), we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common stock or purchase any shares of our common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Currently under the 1940 Act, we may issue only one class of preferred stock.

Currently under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act currently provides that we may not declare any distribution with respect to any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be, except that distributions may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities or sell a portion of our investments when it may be disadvantageous to do so. Currently under the 1940 Act, we may issue only one class of senior securities representing indebtedness.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company that owns all of our outstanding securities. Currently, under interpretative positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.

3

We interpret our policies with respect to borrowing and lending to permit such activities as may from time to time be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Currently, under the 1940 Act, we may, but do not currently intend to, invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, we will bear our ratable share of that investment company’s expenses and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on any preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are applied only immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

Our investment objective is to provide our common stockholders current income with the potential for capital appreciation. We cannot assure you that we will achieve our investment objective. Our investment objective and the investment policies discussed below are non-fundamental. Our Board of Directors may change our investment objective, or any policy or limitation that is not fundamental, without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our total assets in essential asset-based investments will require at least 60 days’ prior written notice to stockholders.

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We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. We consider essential assets to be assets or services that are indispensable and necessary to the basic functioning of the economy and society as a whole. Essential asset sectors include, but are not limited to, the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors. We may invest across all levels of an issuer’s capital structure and emphasize income-generating investments. Our investment portfolio generally will be comprised of the following:

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Listed equity securities. We may invest in listed equity securities of issuers in essential asset sectors, including common stock, common units of master limited partnerships (“MLPs”) and of limited liability companies (“LLCs”) and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the energy and energy infrastructure sectors.

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Corporate debt securities. We may invest in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities.

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Private investments. We may make private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in public equity, commonly referred to as “PIPEs”; (3) directly originated municipal securities of private non-profit, 501(c)(3), for-profit and governmental entities in essential asset sectors; and (4) other privately structured investments (collectively, “Private Investments”).

Under normal conditions, up to 60% of our total assets may be invested in listed equity securities, up to 70% of our total assets may be invested in corporate debt securities and up to 50% of our total assets may be invested in unregistered Private Investments. No more than 30% of our total assets may be invested in equity securities of private companies.

We consider an issuer to be operating in an essential asset sector if (1) at least 50% of its assets, cash flow or revenue is associated with one or more essential asset sectors, including, but not limited to, the energy, power, infrastructure, basic materials, healthcare, education, industrial, transportation, water and telecommunications sectors; or (2) it is otherwise determined by our Adviser or our Subadviser to be an issuer in one of the sectors mentioned above by (i) its classification or inclusion in an index related to that industry or sector, (ii) its Global Industry Classification Standard (“GICS”) classification or (iii) its assignment of a related code under the Standard Industrial Classification (“SIC”) system.

An Allocation Committee of our investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”) comprised of representatives of our Adviser and our subadviser, Tortoise Credit Strategies, LLC (the “Subadviser”), will determine the allocation of our investment portfolio between listed equity securities, corporate debt securities and Private Investments, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes from time to time without prior approval from or notice to our common stockholders.

Our Articles of Incorporation (our “Charter”) provide for a term ending on          , 2024 (such date, including any extension, the “Termination Date”). Our Board of Directors may extend the term for one period of up to one year without a vote of common stockholders. On the Termination Date, we will cease our investment operations, retire or redeem our leverage facilities, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common stockholders of record. The amount distributed to our common stockholders upon our termination will be based on our net asset value at that time, which may be more or less than the public offering price. Additionally, given the nature of certain of our investments, the amount actually distributed may be less than our net asset value per share on the Termination Date.

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Listed Equity Securities

Under normal conditions, up to 60% of our total assets may be invested in listed equity securities of issuers in essential asset sectors. Our investments in listed equity securities will include securities that are publicly traded on an exchange or in the OTC market. These securities may consist primarily of common stock, common units of MLPs and common units of LLCs and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the energy and energy infrastructure sectors. We may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes.

Our Adviser’s investment strategy targets listed equity securities of essential asset companies with experienced, efficient, operations-focused management teams possessing successful track records and substantial knowledge, experience and focus in one or more essential asset sectors. Our Adviser generally seeks listed equity securities of companies that provide a current cash return at the time of investment, providing a source of current income, as well as the potential for price appreciation.

Our Adviser’s investment process utilizes fundamental analysis and a comparison of quantitative, qualitative and relative value factors. Investment decisions are driven by proprietary financial, risk and valuation models developed and maintained by our Adviser which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis and aid in peer comparisons. The risk models assess a company’s asset quality, management, stability of cash flows and operational and financial performance. Our Adviser also uses traditional valuation metrics such as cash flow multiples and net asset value in its investment process.

An investment team consisting of portfolio managers of our Adviser is responsible for approving investment decisions and monitoring investments with respect to the portion of our investment portfolio managed by our Adviser. In conducting due diligence, our Adviser relies on first-hand sources of information, such as company filings, meetings and conference calls with management, site visits and government information. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its investment criteria, our Adviser generally will look for the targeted investment characteristics described herein. With respect to the portion of our investment portfolio managed by the Adviser, all decisions to invest in a company must be approved by the unanimous decision of the investment team. Our Adviser’s due diligence process is comprehensive and generally includes, among other things, review of historical and prospective financial information, diligence of quarterly updates and conference calls and analysis of financial models and projections.

We will seek to provide current income from gains earned through an option overlay strategy. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio (“covered calls”). The notional amount of such covered calls is expected to initially be approximately 10% to 20% of our investment portfolio, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium we receive, we give up the potential appreciation above the exercise price in the market value of the security or securities underlying the covered calls. Therefore, we may forego the potential appreciation for part of our equity portfolio in exchange for the call premium received.

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Corporate Debt Securities

Under normal conditions, up to 70% of our total assets may be invested in corporate debt securities, including corporate bonds and notes, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act. We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis.

Our Subadviser’s investment strategy uses a combination of top down analysis of the global economy, interest rate and business cycles as well as bottom up research on sectors, industries and issuers to increase or decrease our exposure to various sectors, industries and issuers over time based upon our Subadviser’s views on the business cycle. The Subadviser’s portfolio management team utilizes the BB to CCC portion of the high yield universe in an effort to maximize returns in rising markets while preserving principal in down markets. The Subadviser utilizes bank loans both opportunistically and strategically to invest in specific issuers, gain exposure to floating rate assets, or move up in an issuer’s capital structure (loans are normally secured by an issuer’s assets while high yield bonds are typically unsecured). The Subadviser’s credit research team members analyze their assigned industries within a global economic context and build a viewpoint of the competitive landscape within each industry group by reviewing broad macro trends, as well as issuer-specific trends, including profitability, specific competitive threats and other factors. Credit research analysts conduct a wide variety of activities to investigate the creditworthiness of specific corporate issuers, including the review of an issuer’s business operations, competitive positioning, financial performance, capital structure, management policies and ability to generate cash flow and service debt obligations.

Private Investments

Under normal conditions, up to 50% of our total assets may be invested in unregistered private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in public equity, commonly referred to as “PIPEs”; (3) directly originated municipal securities of private non-profit, 501(c)(3), for-profit and governmental entities in essential asset sectors; and (4) other privately structured investments (previously defined as “Private Investments”). No more than 30% of our total assets may be invested in equity securities of private companies.

Equity and Debt Investments in Private Clean Energy-Related Issuers. We may make equity and debt investments in private clean energy-related issuers. These issuers may include (1) private, middle-market companies whose activities focus on the generation of power from renewable sources, such as utility-scale and distributed solar power; utility-scale wind, hydroelectric and geothermal power; the generation of power from natural gas; the development of other clean energy sources, such as landfill gas; the provision of storage and transmission services in connection with the provision of clean energy; the development of sustainable energy infrastructure; and efforts to increase energy efficiency; and (2) joint ventures and special purpose vehicles established with such companies to design, develop and operate specific projects relating to the generation, storage and transmission of clean energy.

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Our Adviser will seek to invest in private clean energy-related companies that have (1) high-quality, long-lived, sustainable assets using proven technologies; (2) regulatory mandates, favorable growth trends and long-term revenue contracts with creditworthy counterparties; (3) assets with competitive cost positions that provide essential services; and (4) proven management teams, operators, developers and investment partners.

PIPEs. We may make private investments in the public equity securities of issuers in essential asset sectors, with an expected emphasis on the energy and energy infrastructure sectors. These securities will generally consist of common units of MLPs and common units of LLCs, preferred equity and common stock. These transactions will generally result either in our directly acquiring restricted stock or in our acquiring a restricted security or other instrument that is convertible into restricted or registered stock. In evaluating opportunities for PIPE investments, our Adviser will generally use the same criteria it uses to seek investments in listed equity securities, as discussed above.

Directly Originated Municipal Securities. Directly originated municipal securities represent obligations of municipal issuers, which may include private non-profit, 501(c)(3), for-profit or governmental entities, structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer and are typically not rated by credit rating agencies. Unlike most other municipal securities, the interest received on the municipal securities in which we invest is expected to be subject to federal income tax and may be subject to state income tax.

We expect that our investments in directly originated municipal securities will consist primarily of unrated securities related to essential social, health and public service sectors such as education, healthcare and industrial and infrastructure. Private issuers of municipal securities in the education sector include charter schools, student housing and other education subsectors, including, for example, private schools, parochial schools and vocational and technical schools. Private issuers of municipal securities in the healthcare sector include issuers in the senior care and housing, hospitals and providers and other healthcare subsectors, including, for example, assisted living and skilled nursing facilities. We may also invest in municipal securities of private issuers in the industrial and infrastructure sectors as well as in municipal securities of general non-profit organizations, human services providers and issuers in the non-student and non-senior housing subsectors.

Our Subadviser will manage our investments in directly originated municipal securities and will seek to invest in directly originated municipal securities related to essential assets and social purpose providers that have (1) seasoned management teams with industry expertise and independent governance structures using best practices; (2) operating profiles with operational effectiveness and favorable statutory and regulatory environments; (3) financial resources and flexibility with an ability to manage debt; and (4) demonstrated demand.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities

Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. Prices of equity securities fluctuate for several reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.

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Common Stock. Holders of common stock generally have voting rights with respect to the issuer; however, we do not expect to have voting control with respect to any of the issuers of listed equity securities in which we invest, and we may not have voting control with respect to some or all of our private equity investments. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer’s creditors, including holders of debt securities, and holders of the issuer’s preferred stock. Holders of common stock may also receive dividends; however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Preferred Equity. Upon the liquidation or winding up of the issuer, holders of preferred equity have a preference over holders of the issuer’s common equity; however, their claims to the assets of the issuer are subordinated to the claims of the issuer’s creditors, including holders of debt securities. Holders of preferred equity also receive distributions or dividends at a specified annual rate, although this rate may be changed or omitted by the issuer under certain circumstances. Market prices of preferred equities generally fluctuate with changes in market interest rates. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer.

Convertible preferred equity is preferred equity that may be exchanged or converted into a predetermined number of shares of the issuer’s common equity or another equity security at the option of the holder under specified circumstances. The investment characteristics of convertible preferred equity vary widely, which allows convertible preferred equity to be employed for a variety of investment strategies. We will exchange or convert convertible preferred equity into shares of common equity when, in the opinion of our Adviser, the investment characteristics of the common equity or other equity security will assist us in achieving our investment objective. We may also elect to hold or trade convertible preferred equity. In selecting convertible preferred equities, our Adviser evaluates the investment characteristics of the convertible preferred equity as well as the investment potential of the common equity or other equity security into which it may be converted for capital appreciation.

Common Units of MLPs and LLCs. As a RIC, we may invest no more than 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a qualified partnership for federal income tax purposes. Common units represent an equity ownership interest in an MLP; however, MLP common unit holders generally have limited voting rights, compared to the voting rights of holders of a corporation’s common stock, and play a limited role in the MLP’s operations and management. In addition, some other companies in which we may invest may be organized as LLCs that are treated as qualified publicly traded partnerships for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. LLC common unit holders typically have broader voting rights than common unit holders of entities organized as limited partnerships. Interests in MLP or LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.

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Equity Securities of MLP Affiliates. In addition to common units of MLPs, we may also invest in equity securities issued by MLP affiliates, such as MLP institutional shares (“I-Shares”) and shares of common stock of corporations that own MLP general partner interests. I-Shares are equity securities that represent an ownership interest in an MLP affiliate whose assets consist exclusively of equity interests (institutional units or “I-Units”) in the MLP. I-Units have terms similar to those of MLP common units except that distributions by an MLP to a holder of its I-Units are made in the form of additional I-Units, rather than cash, which distributions are generally equal in value to the cash distributed to a holder of the MLP’s common units. Similarly, distributions to holders of I-Shares are made in the form of additional I-Shares, which distributions are generally equal in value to the value of the I-Units distributed to the I-Share issuer. Issuers of MLP I-Shares are treated as corporations and not partnerships for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for federal income tax purposes, MLP I-Shares are not subject to the 25% limitation regarding investments in MLPs and other qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and, in many cases, operating control with respect to the MLP.

Other Equity Securities. We may invest in all types of equity securities, including, but not limited to, those described above, as well as depository receipts, which represent interests in equity securities of non-U.S. issuers; limited partnership interests; rights and warrants; and shares of exchange-traded funds and real estate investment trusts (“REITs”).

Debt Securities

Debt securities represent an interest in a borrower’s indebtedness. Different types of debt securities provide different terms for the payment of principal and interest and priority in the event of an issuer’s default or bankruptcy. Prices of debt securities fluctuate for several reasons, including in response to changes in market interest rates and changes, or perceived changes, in the creditworthiness of the borrower.

Corporate Bonds and Notes. Our investments in corporate debt securities will include corporate bonds and notes. Corporate bonds and notes are debt securities issued by U.S. and non-U.S. businesses to borrow money from investors for a variety of reasons, including to finance operations, provide working capital, refinance existing debt, engage in acquisitions, pay dividends or finance stock buy-backs or recapitalize. The issuer of a bond or note pays the investors a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. Certain bonds and notes in which we may invest may be convertible into equity securities of the issuer or its affiliates. We may invest in corporate bonds and notes of any credit quality. The corporate bonds and notes in which we invest will typically be unsecured but may be secured by a lien on specified assets of the issuer and/or its affiliates. Any such lien may be subordinated to liens securing the issuer’s senior debt. The corporate bonds or notes in which we invest may pay interest in cash or in kind. With respect to payment-in-kind securities, the issuer pays interest in the form of additional securities rather than cash.

The investment return of a corporate bond or note reflects the interest payments received and changes in the market price of the bond or note during the holding period. The market price of a corporate bond or note may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. Because of the wide range of types and maturities of corporate bonds and notes, as well as the range of creditworthiness of their issuers, the risk-return profiles of corporate bonds and notes vary widely. For example, notes issued by a large established corporation that is rated investment grade may offer a modest return but carry relatively limited risk. On the other hand, a long-term bond issued by a smaller, less established corporation that is rated below investment grade may have the potential for relatively large returns but carries a relatively high degree of risk.

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Bank Loans and Loan Participations. Our investments in corporate debt securities may include investments in senior and subordinated bank loans to U.S. and non-U.S. businesses. Companies may borrow money from banks for a variety of reasons, including those set forth above under “Corporate Bonds and Notes.” The borrower under a bank loan typically pays interest at rates that are determined periodically on the basis of a floating base lending rate, commonly the London Interbank Offered Rate (“LIBOR”), plus a spread, during the term of the loan. The amount borrowed under a bank loan is typically repaid during the term of the loan in accordance with an agreed amortization schedule, but certain bank loans may permit interest-only payments during all or a portion of the loan term.

The bank loans in which we invest will generally be secured by a lien on specified assets of the borrower and/or its affiliates. Senior loans occupy the highest position in the borrower’s capital structure and entitle the lender to a first-priority lien on the collateral securing the loan. The lien securing a subordinated loan is contractually subordinated to the rights of the borrower’s senior lenders. The terms governing bank loans typically impose restrictive covenants on the borrower intended to protect the economic interest of the lender.

We may invest in bank loans through assignments, whereby we assume the position of the lender to the borrower, or loan participations, whereby we purchase all or a portion of the economic interest in a loan. The purchaser of a loan participation typically has a contractual relationship with the lender selling the participation but not with the borrower and will generally have rights that are more limited than the rights of a lender or of a person who acquires a loan by assignment.

The investment return of a bank loan or loan participation reflects the interest payments received and changes in the market price of the loan or participation during the holding period. Similar to corporate bonds and notes, the market price of a bank loan or loan participation may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. However, the floating-rate feature of many bank loans serves to lower the loans’ effective duration and prevent significant price fluctuations in response to changes in market interest rates.

Municipal Securities. Municipal securities are debt securities issued either by U.S. state and local governmental entities or by non-governmental entities to raise funds to support activities with a public or, in certain circumstances, a private purpose. The municipal securities in which we invest will generally be issued to raise funds for various public purposes, including to finance or refinance the construction of assets in essential social, health and public service sectors such as education, healthcare and industrial and infrastructure. The securities may be issued by private non-profit, 501(c)(3), for-profit and governmental entities.

The municipal securities in which we invest will generally be directly originated municipal securities. Directly originated securities represent obligations structured directly by a single purchaser, or a limited number of institutional purchasers, a private the issuer, and are typically not rated by credit rating agencies. We expect that the directly originated municipal securities in which we invest generally will be deemed by our Subadviser to be of comparable quality to securities rated below investment grade and that such securities will belong to relatively small issues.

Private issuers of municipal securities in the education sector include charter schools, student housing and other education subsectors, including, for example, private schools, parochial schools and vocational and technical schools. Private issuers of municipal securities in the healthcare sector include issuers in the senior care and housing, hospitals and providers and other healthcare subsectors, including, for example, assisted living and skilled nursing facilities. We may also invest in municipal securities of private issuers in the industrial and infrastructure sectors as well as in municipal securities of general nonprofit organizations, human services providers and issuers in the non-student and non-senior housing subsectors. In addition, we may invest in municipal securities issued by or on behalf of public authorities to finance or refinance privately owned or operated facilities, including in respect of electric energy or gas, sewage, solid waste disposal and other specialized facilities. Other private activity securities, the proceeds of which may be used for, as an example, the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, but current federal tax laws place substantial limitations on the size of such issues.

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The municipal securities in which we invest may take the form of bonds, notes, leases or certificates of participation. Like other debt securities, the issuer of a municipal security pays the holder of such security a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. The repayment of the municipal securities in which we invest will generally be repaid from the revenues of a specific essential asset, which may include project revenues such as tolls, fees and other user charges, lease payments and mortgage payments. Unlike most other municipal securities, the interest received on the municipal securities in which we invest is subject to federal income tax and may be subject to state income tax.

High Yield and Unrated Securities. The corporate debt securities in which we invest generally will be high yield debt securities, which are commonly referred to as “junk” bonds and are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These securities will be rated below investment grade at the time of investment by at least one nationally recognized statistical rating organization (“NRSRO”) or deemed to be of comparable quality by our Adviser or our Subadviser. The directly originated municipal securities in which we invest generally will be unrated debt securities. In addition, certain of the corporate debt securities in which we invest may be unrated. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by our Adviser or our Subadviser to determine whether to purchase, hold or sell unrated debt securities.

Variable- and Floating-Rate Securities. Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate. We may invest in floating-rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three to six months. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the market value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. We also may invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

When-Issued and Delayed-Delivery Securities. We may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The prices of these securities are subject to market fluctuations. For debt securities, no interest accrues to us until a settlement takes place. At the time we make a commitment to purchase securities on a when-issued or delayed-delivery basis, we will record the transaction and reflect the market prices of the securities when determining our net asset value. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

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In connection with these transactions, we will earmark or maintain a segregated account with our custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, we will meet our obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. When-issued and delayed-delivery transactions may allow us to hedge against changes in interest rates.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a discount from their face value. The purchaser recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as on market interest rates, the liquidity of the security and the issuer’s actual or perceived creditworthiness. Because zero-coupon securities bear no interest, their prices typically fluctuate more than the prices of other types of debt securities.

U.S. Government Obligations. We may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.

Agency Obligations. We may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some of these obligations, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.

Restricted Securities, Including Securities of Private Companies

Restricted securities, including Rule 144A securities and securities of private companies, are subject to statutory and/or contractual restrictions on resale. However, such securities may be sold in private transactions with a limited number of purchasers or in public offerings registered under the Securities Act. Restricted securities include (1) registered securities of public companies subject to a lock-up period, (2) unregistered securities of public companies with registration rights, (3) unregistered securities of public companies that become freely tradable with the passage of time, and (4) unregistered securities of private companies. A registered security subject to such a lock-up period will no longer be considered a restricted security upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a restricted security when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a restricted security upon the elapse of the requisite time period.

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Under normal conditions, up to 50% of our total assets may be invested in unregistered Private Investments. We will typically make our Private Investments in directly structured transactions. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. These securities may not be listed for trading on any securities exchange and may not be eligible for resale under Rule 144A. In many cases, we will likely be able to sell our Private Investments only in private transactions with another investor or group of investors.

Non-U.S. Securities

We may invest up to 35% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Covered Call Option Overlay Strategy

We will seek to provide current income from gains earned through our covered call option overlay strategy. We currently intend to write (sell) covered calls on selected listed equity securities in our investment portfolio and to write such calls only on securities we hold in our investment portfolio. The notional amount of such covered calls is expected to represent initially approximately 10% to 20% of our investment portfolio, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities.

A call option on a security is a contract that gives the holder of such option the right to buy the security underlying the option from the writer of such option at a specified price (the exercise price) at any time during the term of the option. At the time the call option is written, the writer of the call option receives a premium from the buyer.

If we write a covered call on a security or basket of securities, we have the obligation upon exercise of such option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the market value of securities underlying the covered calls. As a result, we forgo part of the potential appreciation for part of our equity portfolio in exchange for the call premium received but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the covered call over the premium per share received on the covered call.

If we write a covered call, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the covered call previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

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When we write a covered call, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the covered call written. Premiums received from writing covered calls that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written covered call prior to its exercise, the difference between the premium received and the amount paid to repurchase the covered call is treated as a realized gain or realized loss. If a covered call is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered calls, there can be no assurance that we will succeed in any covered call option overlay strategy we undertake.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities. In addition, as we approach the Termination Date, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

MANAGEMENT OF THE FUND

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser and our Subadviser. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211.

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Other Public
	Position(s) Held		Number of	Company
	with Company,		Portfolios in	Directorships
	Term of Office		Fund Complex	Held During
	and Length of	Principal Occupation	Overseen by	the Past Five
Name And Age	Time Served	During Past Five Years	Director/Officer(1)	Years
Independent Directors

Interested Directors and Officers(2)

P. Bradley Adams	Director since 2017	Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Executive Officer of Tortoise closed-end funds since June 30, 2015; Chief Financial Officer of Tortoise closed-end funds from 2010 to June 30, 2015; Assistant Treasurer of Tortoise closed-end funds from 2005 to 2011.	Six	None
____________________

(1)	This number includes us, TYG, NTG, TTP, NDP and TPZ. Our Adviser also serves as the investment adviser to TYG, NTG, TTP, NDP and TPZ and four open-end investment companies.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” of ours within the meaning of the 1940 Act.

Each director was selected to join our Board of Directors based upon his or her character and integrity, his or her service as a director for other funds in the Tortoise fund complex and his or her willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than           , his or her status as not being an “interested person” as defined in the 1940 Act, and, as to           , his or her role with our Adviser, was an important factor in selection as a director. No factor was by itself controlling.

In addition to the information provided in the table above, each director possesses the following attributes that were considered when selecting such director to join our Board of Directors:           .

          serves as Chairman of the Board of Directors of the Fund.           is an “interested person” of the Fund within the meaning of the 1940 Act. The appointment of           as Chairman reflects the Board of Director’s belief that his experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board of Directors with insight into the Fund’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors.           serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the four directors who are not “interested persons” of ours within the meaning of the 1940 Act (“Independent Directors”), serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Fund’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Fund’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

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The Board of Directors currently has four standing committees: (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the non-interested directors,           , are the only members of each of these committees, except for the Executive Committee.

We have an executive committee consisting of           Independent Director and “interested person” of the Fund within the meaning of the 1940 Act. The Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. The Executive Committee currently consists of           ..           is an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone. Because the Fund has not commenced operations, the Executive Committee has not met.

We have an audit committee consisting of           Independent Directors (the “Audit Committee”). Our Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Fund’s link on our Adviser’s website (http://www.tortoiseadvisors.com) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Committee: (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of the Fund’s audit; (iv) determines whether to recommend to the Board that our audited financial statements be included in the Fund’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Fund as defined in the 1940 Act. The Audit Committee members are           . The Board of Directors has determined that           are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements,           has a Ph.D. in Finance. Because the Fund has not commenced operations, the Audit Committee has not met.

We have a nominating and governance committee that consists exclusively of           the           Independent Directors (the “Nominating Committee”). Our Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a current copy of which is available at the Fund’s link on our Adviser’s website (http://www.tortoiseadvisors.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. [The Nominating Committee will consider stockholder recommendations for nominees for membership to the Board           so long as such recommendations are made in accordance with our Bylaws. Nominees recommended by stockholders in compliance with our Bylaws will be evaluated on the same basis as other nominees considered by the Committee. Our Bylaws require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Fund, or (2) to be a current director of the Fund that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications.] The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director. The Nominating Committee members are           . Because the Fund has not commenced operations, the Nominating Committee has not met.

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We also have a compliance committee that consists exclusively of           Independent Directors (the “Compliance Committee”). Our Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with our Code of Ethics; and handles other matters as the Board or committee chair deems appropriate. The Compliance Committee members are           . Because the Fund has not commenced operations, the Compliance Committee has not met.

The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors will receive reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee regularly meets with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Directors and officers who are interested persons of ours will receive no salary or fees from us. For the 2017 fiscal year, each Independent Director will receive from us an annual retainer in an amount to be determined following this offering and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.

Because the Fund has not yet commenced operations, none of the directors own Fund shares as of the date of this statement of additional information. The following table sets forth the dollar range of equity securities beneficially owned by each director in all funds overseen by the director as of           .

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Aggregate Dollar Range of
Equity Securities in all
	Aggregate Dollar	Registered Investment
	Range of Fund	Companies Overseen by
	Securities Beneficially	Director in Family of
Name of Director	Owned By Director**	Investment Companies*
Independent Directors
—
Interested Directors
P. Bradley Adams	—
____________________

*	Includes the Fund, TYG, NTG, TTP, NDP and TPZ.
**	As of , the officers and directors of the Fund, as a group, owned less than 1% of any class of the Fund’s outstanding shares of stock.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision that limits present and former directors’ and officers’ liability to the Registrant and its stockholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the 1940 Act.

[Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.]

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Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Adviser

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment adviser, pursuant to which it will serve as our investment adviser (the “Advisory Agreement”).

The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in actively managing portfolios of investments in essential assets. Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.

Our Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), which are publicly traded closed-end management investment companies that invest in MLPs and other energy infrastructure companies. Our Adviser also serves as investment adviser to four open-end management investment companies and certain private funds that invest in MLPs and other energy infrastructure companies.

Our Adviser is wholly-owned by Tortoise Investments, LLC. (“Tortoise Investments”). Employees of our Adviser and its affiliates own a minority interest in Tortoise Investments. Montage Investments, LLC (“Montage Investments”) owns a majority interest in Tortoise Investments.

[Our Adviser has hired 440 Investment Group, LLC (“440 Investment Group”) to provide research assistance and option market analysis for its covered call option strategy. 440 Investment Group, an affiliate of our Adviser owned by Montage, is a registered investment adviser that specializes in alternative investments, including option strategies. The founders of 440 Investment Group have over a decade of alternative investment experience, including managing commodity, agriculture and index option investment strategies.]

In addition to portfolio management services, our Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, we will pay our Adviser a fee for its investment management services equal to an annual rate of          % of our average monthly “Managed Assets” (defined as our total assets minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of any outstanding preferred stock)). Because the fee paid to our Adviser is determined on the basis of our Managed Assets, our Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

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Because the management fees paid to our Adviser are based upon a percentage of our Managed Assets, fees paid to our Adviser are higher when we are leveraged; thus, our Adviser will have an incentive to leverage us. Our Adviser intends to leverage us only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by our Adviser, which expenses payable by us will include, without implied limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares, (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset value), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us, (15) compensation and expenses of our directors who are not members of our Adviser’s organization, (16) pricing and valuation services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that our Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of our Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under the Advisory Agreement.

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The Advisory Agreement has a term ending on the second anniversary of this offering and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board of Directors for renewal each year following its initial term. The Advisory Agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. In addition, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by our Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Subadviser

Our Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Tortoise Credit Strategies, LLC, a registered investment adviser, pursuant to which our Subadviser will serve as our investment subadviser. The principal business address of our Subadviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Subadviser specializes in actively managing portfolios of fixed-income securities. Our Subadviser was formed in 2015 and, in June 2016, acquired the assets of Bradford & Marzec LLC, a specialized fixed-income boutique founded in 1984, along with key Bradford & Marzec employees.

Our Subadviser is a wholly-owned subsidiary of TCS Holdings, LLC, a holding company. TCS Holdings, LLC is majority-owned by Tortoise Investments, with the remaining interests held by employees of our Subadviser.

Under the Subadvisory Agreement, our Adviser pays our Subadviser a subadvisory fee based on the portion of our average monthly Managed Assets allocated from time to time to our Subadviser’s management. The subadvisory fee payable to our Subadviser will be paid by our Adviser out of the investment management fee it receives from us; accordingly, decisions to increase or decrease the portion of our assets allocated to our Subadviser will not affect the fees we pay for portfolio management services.

Allocation Committee

An Allocation Committee of the Adviser, comprised of representatives of our Adviser and our Subadviser, will determine the allocation of our investment portfolio between listed equity securities, corporate debt securities and Private Investments, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common stockholders. The members of the Allocation Committee have the following years of experience: Mr. Birzer—36 years; Mr. Beman—28 years; and Mr. Kessens—18 years.

Adviser Investment Team

Subject to the oversight of our Board of Directors and pursuant to the Advisory Agreement, an investment team consisting of portfolio managers of our Adviser is responsible for approving investment decisions and monitoring investments with respect to the portion of our investment portfolio managed by our Adviser. While responsibility for monitoring, review and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. The members of the investment team have the following years of experience: Mr. Kessens—18 years; Mr. Mick—17 years; Mr. Sallee—17 years; and Mr. Thummel—22 years.

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The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each member of the portfolio management team as of           , 2017.

Fee Total Assets
			Number of	of Accounts
			Accounts	Paying a
	Number of	Total Assets of	Paying a	Performance
Name of Manager	Accounts	Accounts	Performance	Fee
Brian A. Kessens
Registered investment companies
Other pooled investment vehicles
Other accounts
James R. Mick
Registered investment companies
Other pooled investment vehicles
Other accounts
Matthew G.P. Sallee
Registered investment companies
Other pooled investment vehicles
Other accounts
Robert J. Thummel, Jr.
Registered investment companies
Other pooled investment vehicles
Other accounts

None of Messrs. Kessens, Mick, Sallee or Thummel receive any direct compensation from us or any other of the managed accounts reflected in the table above. Messrs. Kessens, Mick, Sallee or Thummel are fulltime employees of our Adviser and receive a fixed salary for the services they provide. Each of Messrs. Kessens, Mick, Sallee or Thummel own an equity interest in Tortoise Holdings, LLC, the sole member of our Adviser, and each thus benefits from increases in the net income of our Adviser. Because the Fund has not commenced operations, none of Messrs. Kessens, Mick, Sallee and Thummel beneficially own any security issued by the Fund as of the date of this statement of additional information.

Subadviser Investment Team

Subject to the oversight of our Board of Directors, the Adviser and various committees of the Subadviser and pursuant to the Subadvisory Agreement, an investment team consisting of investment professionals of our Subadviser is responsible for making investment decisions and monitoring investments with respect to the portion of our investment portfolio managed by our Subadviser. While responsibility for monitoring, review and analysis of individual securities is spread among various investment professionals of the Subadviser, portfolio management decisions and reviews with respect to the portion of our investment portfolio managed by our Subadviser are generally the responsibility of the investment team below, with input from the Subadviser’s research team and the Adviser’s investment team. The members of the investment team have the following years of experience: Mr. Beman—28 years; Mr. Heitkemper—19 years; Mr. Fuqua—23 years.

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The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each member of our Subadviser’s investment team as of           , 2017.

Fee Total Assets
			Number of	of Accounts
			Accounts	Paying a
	Number of	Total Assets of	Paying a	Performance
Name of Manager	Accounts	Accounts	Performance	Fee
Bradley Beman
Registered investment companies
Other pooled investment vehicles
Other accounts
John Heitkemper
Registered investment companies
Other pooled investment vehicles
Other accounts
Garey Fuqua
Registered investment companies
Other pooled investment vehicles
Other accounts

Our Subadviser’s investment team members do not receive any direct compensation from the Fund or any other of the managed accounts reflected in the table above. Our Subadviser’s compensation strategy is to offer competitive earnings for like positions in the investment adviser industry. Messrs. Beman, Heitkemper and Fuqua have entered into employment agreements with our Subadviser and receive a base salary for the services they provide and are also eligible for an annual cash bonus. The annual cash bonus is discretionary and based on the services they provide to the organization (individual performance) and the financial performance (pre-tax earnings) of our Subadviser. Each of Messrs. Beman, Heitkemper and Fuqua owns an equity interest in TCS Holdings, LLC, the sole owner of our Subadviser, and each thus benefits from increases in the net income of our Subadviser. Our Subadviser’s earnings are based in part on the value of assets held in the Fund’s portfolio. Because the Fund has not commenced operations, none of Messrs. Beman, Heitkemper and Fuqua beneficially own any security issued by the Fund as of the date of this statement of additional information.

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser, our Subadviser and their affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser and our Subadviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the market value of securities held by other accounts. Our Adviser, our Subadviser or their affiliates may have financial incentives to favor certain of these accounts over us. For example, our Adviser or our Subadviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay them an incentive or performance fee or in funds in which they or a related person have a beneficial interest. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser or our Subadviser also may have an incentive to make investments in one fund, having the effect of increasing the market price of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to the Adviser or the Subadviser by that other fund or client. Certain of our Adviser’s and our Subadviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company. Any of our Adviser’s, our Subadviser’s or their affiliates’ proprietary accounts or other customer accounts may compete with us for specific trades. Our Adviser, our Subadviser or their affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, our objective. Our Adviser and our Subadviser have written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by our Adviser, our Subadviser or their affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser or our Subadviser in its discretion and in accordance with the clients’ various investment objectives and the procedures of our Adviser and our Subadviser. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for it. When possible, our Adviser and our Subadviser combine all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser and our Subadviser consider a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

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Our Adviser and our Subadviser also serve as investment advisers for open-end funds and private funds, and our Adviser also serves as investment adviser for other publicly traded closed-end funds.

Our Adviser and our Subadviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that our future performance and the future performance of the other accounts of our Adviser and our Subadviser may vary.

From time to time, our Adviser or our Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by our Adviser and our Subadviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Our Adviser’s and our Subadviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. Our Adviser and our Subadviser have adopted various policies to mitigate these conflicts, including policies that require our Adviser and our Subadviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. Our Adviser’s and our Subadviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser, our Subadviser and their affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act.

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The 1940 Act may impose limits on our ability to co-invest with our affiliated companies in certain private placements of securities. To the extent that such restrictions limit the number of clients that can participate in an investment opportunity, our Adviser and Subadviser have adopted policies they believe are designed to ensure fair allocation of such opportunities over time, taking into account available cash and investment objectives and policies of clients.

To the extent that our Adviser sources and structures private investments in MLPs and other publicly traded issuers, certain employees of our Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an issuer about which our Adviser has material, nonpublic information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. Our investment opportunities also may be limited by affiliations of our Adviser, our Subadviser or their affiliates with essential asset companies.

Our Adviser, our Subadviser and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of our Adviser and our Subadviser that are the same as, different from or made at a different time from positions taken for us. Further, our Adviser and our Subadviser may at some time in the future, manage additional investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

Code of Ethics

We, our Adviser and our Subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (collectively, the “Codes”), which is applicable to officers, directors and designated employees of ours, our Adviser and our Subadviser. Subject to certain limitations, the Codes permit those officers, directors and designated employees (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

The Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The Codes are also available on our Adviser’s website at http://www.tortoiseadvisors.com.

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PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, negotiation of brokerage commission rates and management of our covered call strategy. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider its ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the quality of execution and custodial services. The determinative factor is not necessarily the lowest possible transaction cost, but whether the transaction represents the best qualitative execution for us. Our Adviser periodically evaluates the execution performance of brokers executing its transactions. Our Adviser does not adhere to any rigid formulas in making the selection of the applicable broker-dealer, but weighs a combination of the criteria discussed above.

Our Subadviser has full discretion in the selection of broker-dealers for the execution of client transactions with respect to the portion of our investment portfolio for which our Subadviser has management responsibility. Our Subadviser will endeavor to select those brokers or dealers that it believes will provide the best services and/or rates possible under the circumstances. When selecting a brokerage firm, consideration is given to a variety of factors including, but not limited to, execution capabilities, financial stability, ability to maintain confidentiality, and research and other services that can be reasonably expected to enhance our investment return. When broker-dealers are selected on the basis of their research services, our Subadviser may negotiate commissions that may be higher than for “execution only” transactions, but are nevertheless deemed reasonable in light of the value of such services provided, viewed in terms of either a particular transaction or the overall responsibilities of our Subadviser as to the accounts over which it exercises investment discretion.

Our Adviser receives unsolicited research from some of the brokers with which our Adviser places trades on our behalf, however, our Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. While our Adviser may review certain of the research received, our Adviser does not consider the research when selecting brokers to execute our transactions.

Our Subadviser receives research from some of the brokers with which our Subadviser places trades on our behalf. Our Subadviser may recommend the use of or select a broker-dealer who provides useful research and securities transaction services even though a lower, or no, commission may be charged by a different broker-dealer who offers no research services or minimal securities transaction assistance. Research or other services paid for through broker commissions may or may not be useful in servicing our account. To this effect, broker-dealer trade volumes are periodically reviewed to verify such activity is not excessive or materially impactful to us.

We may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, our Adviser will consider each broker’s access to issuers of essential asset company securities and experience in essential asset markets, particularly the direct placement market. In addition to these factors, our Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

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Subject to such policies as the Board may from time to time determine, each of our Adviser and our Subadviser will not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser or our Subadviser, as applicable, an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser or our Subadviser, as applicable, determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of our Adviser or our Subadviser, as applicable, with respect to us and to other clients of our Adviser or our Subadviser, as applicable, as to which our Adviser or our Subadviser exercise investment discretion. Our Adviser and our Subadviser are further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us, our Adviser or to our Subadviser. Such allocation will be in such amounts and proportions as our Adviser or our Subadviser will determine and our Adviser or our Subadviser, as applicable, will report on said allocations regularly to our Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. We may, but under normal conditions, do not intend to, engage in frequent and active trading of portfolio securities.

Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low turnover of our core investment portfolio following our initial investment period of approximately one year, not including purchases and sales of call options in connection with our covered call option overlay strategy. As such, on an overall basis, our annual turnover rate may exceed 100%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be          shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of shares of common stock outstanding
		Immediately Prior to this		Immediately After this
		Offering		Offering
Name and	Type of
Address(2)	Ownership	Shares Owned	Percentage	Shares Owned	Percentage
____________________

(1)	Assumes issues of shares of common stock offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The address for and all officers and directors is .

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DETERMINATION OF NET ASSET VALUE

We compute the net asset value of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine. When considering an offering of common stock, we calculate our net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our net asset value available for publication weekly on our Adviser’s website. The net asset value per common share equals our net asset value divided by the number of outstanding shares of common stock. We will determine our net asset value per share of our common stock quarterly. Our net asset value equals the value of our total assets less: (1) all of our liabilities (including accrued expenses); (2) accumulated and unpaid dividends on any outstanding preferred stock; (3) the aggregate liquidation preference of any outstanding preferred stock; (4) accrued and unpaid interest payments on any outstanding indebtedness; (5) the aggregate principal amount of any outstanding indebtedness; and (6) any distributions payable on our common stock.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors. Securities for which market quotations are readily available will be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security will be determined pursuant to the methodologies established by our Board of Directors.

●

The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or OTC market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, will be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

●

An equity security of a company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into shares of publicly traded common stock or securities that may be sold pursuant to Rule 144 generally will be valued based on the value of the freely tradable common stock counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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●

Fixed income securities (other than the short-term securities as described below) are valued by (1) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (2) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

●

A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Among the various factors that can affect the value of a privately placed security are (1) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (2) whether the company has an effective registration statement in place for the securities; and (3) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

●

Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis. Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value will be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated or conversion transaction, constructive sale or straddle, trader in securities that has elected the mark-to-market method of account for its securities, U.S. holder (as defined below) whose functional currency is not the United States dollar or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s stock is held by U.S. persons and that such shares are held as capital assets.

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A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
●

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust, or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the gross income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

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If the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to stockholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s stockholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to stockholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

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Taxation of Certain Fund Investments

MLP Equity Securities

MLPs are generally treated as publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership derives 90% or more of its gross income from qualifying sources, such as interest, dividends, real property rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) and the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber) or industrial source carbon dioxide. Most of the MLPs in which the Fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the Fund invests may be treated as corporations. References in this discussion to MLPs include only those MLPs that are treated as partnership for federal income tax purposes.

MLPs treated as partnerships for federal income tax purposes are taxed differently from corporations. A corporation is required to pay federal income tax on its income, and to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Partnerships, in contrast, generally pay no federal income tax at the entity level. The partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be generally taxed only at one level—at the partner level.

When the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income its allocable share of the income, gains, losses, deductions and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Cash distributions from an MLP to the Fund will be treated as a return of capital to the extent of the Fund’s basis in the MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s basis in the MLP interest. As discussed above, in order to qualify as a RIC, the Fund must distribute to stockholders at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income that is allocated to the Fund from an MLP regardless of whether the MLP makes a cash distribution of such income to the Fund. As a result, if the taxable income allocated to the Fund from an MLP exceeds the cash distributions received from the MLP, the Fund may be required to sell other securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, in order to satisfy these distribution requirements.

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The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an MLP interest equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s basis in the MLP interest. The amount realized by the Fund generally will be the amount paid by the purchaser of the MLP interest plus the Fund’s allocable share, if any, of the MLP’s debt that was allocated to the Fund prior to such sale, exchange or other taxable disposition. The Fund’s basis in an MLP interest generally is equal to the amount the Fund paid for the MLP interest, (1) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (2) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the MLP interest by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP interest (or by an MLP on a disposition of an underlying asset) may be taxed as ordinary income under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may be used only to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP interest (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

As discussed above, net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. No more than 25% of the value of the Fund’s total assets will be invested in the securities of qualified publicly traded partnerships.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs taxed as partnerships may be treated as items of tax preference for purposes of the federal alternative minimum tax (the “AMT”). The Fund intends to apportion these items in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Municipal Securities and Other Debt Instruments

The Fund expects that it will invest less than 50% of its total assets in municipal securities and that the municipal securities in which it invests will primarily be taxable municipal securities whose income is subject to U.S. federal income tax. As a result, the Fund does not expect to be eligible to pay “exempt-interest dividends” to its stockholders, and interest on municipal securities will be taxable to stockholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal securities will be taxable to stockholders of the Fund when distributed to them.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

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If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to stockholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Options and Other Derivative Instruments

The Fund’s transactions in options and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (1) will require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), and (2) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a RIC and for avoiding federal income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

The taxation of options is generally governed by Code section 1234. Pursuant to Code section 1234, if an option written by the Fund expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is cash settled, any resulting gain or loss generally will be short-term capital gain or loss.

Offsetting positions held by the Fund involving certain derivative instruments, such as options, forward and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate dividends received deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to stockholders and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

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To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities generally will not be treated as a straddle subject to the straddle rules described above. In general, a qualified covered call option is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092), is not granted by an options dealer (within the meaning of section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividends received with respect to stock held as part of the straddle may be eligible for qualified dividend income treatment and the corporate dividends received deduction (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that are treated as “section 1256 contracts” under the Code. In general, the Fund would be required to treat any section 1256 contracts as if they were sold for their fair market value (i.e., mark-to-market) at the end of the Fund’s taxable year (and on October 31 of each year for purposes of the 4% excise tax) and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Sixty percent of the gain or loss on such deemed sales or any actual sales of section 1256 contracts would be treated as long-term capital gain or loss and forty percent of such gain or loss would be treated as short-term capital gain or loss (“60/40 gain or loss”).

The Code permits a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “mark-to-market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for federal income tax purposes. The net capital gain or loss is treated as 60/40 gain or loss if it is attributable to the section 1256 contract positions or all short-term capital gain or loss if it is attributable to the non-section 1256 contract positions.

The wash sale rules may apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to stockholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

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Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Taxation for U.S. Stockholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (1) in the case of corporate stockholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (2) in the case of individual stockholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and stockholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares.

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Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the stockholders and this may affect the stockholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A stockholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

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If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions and gains on the sale of our stock to stockholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our stock (a “Non-U.S. Stockholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (1) any Non-U.S. Stockholder that holds, at any time, more than five percent of the Fund’s stock, directly or under ownership attribution rules applicable for purposes of section 897 of the Code, or (2) any Non-U.S. Stockholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

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As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Stockholder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. Stockholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of the Fund’s stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Stockholder will be allowed as a credit against such Non-U.S. Stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally impose a 30% withholding tax on distributions paid with respect to our stock and after January 1, 2019 the gross proceeds from a disposition of our stock paid to (1) a foreign financial institution (as defined in section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (2) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity or certifies that it has no such U.S. owners, and complies with certain other requirements. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in our stock.

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The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

PROXY VOTING POLICIES

We, our Adviser and our Subadviser have adopted proxy voting policies and procedures (“Proxy Policies”), which they believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policies to our Adviser or our Subadviser. Because of the unique nature of certain essential assets in which we primarily invest, our Adviser or our Subadviser will evaluate each proxy on a case-by-case basis. Our Adviser and/or our Subadviser, as applicable, do not believe it is prudent to adopt pre-established voting guidelines with respect to proxies of MLPs, securities of private clean energy and infrastructure companies or fixed income securities. Proxies of MLPs are expected to relate only to extraordinary measures. Proxies of fixed income securities are expected to involve amendments to loan documentation, borrower compliance with restricted financial covenants, registration rights, prepayments, insolvency, and other distressed financial covenants.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters associated with equity securities, such as, for example, election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser or our Subadviser determine that it has a conflict or our Adviser or our Subadviser determine that there are other reasons not to vote with management. On nonroutine matters, such as, for example, amendments to governing instruments and stockholder proposals, our Adviser or our Subadviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner that it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser or our Subadviser will vote on a case by case basis in a manner that it believes to be in the best economic interest of our stockholders.

The investment team of our Adviser responsible for the Fund, or a Managing Director of the Adviser designated by such investment team, and the Chief Investment Officer of our Subadviser is responsible for monitoring our actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies that we do not receive but will make reasonable efforts to obtain missing proxies. The investment team of our Adviser responsible for the Fund, or a Managing Director of the Adviser designated by such investment team, and the Chief Investment Officer of our Subadviser will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting will be determined by the investment team of our Adviser responsible for the Fund, or a Managing Director of the Adviser designated by such investment team, or our Subadviser and will be executed by the Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

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In certain limited circumstances, particularly in the area of structured finance, our Subadviser may enter into voting agreements or other contractual obligations that govern the voting of shares or other interests and, in such cases, will vote any shares or other interests by proxy in accordance with such agreement or obligation. In addition, where our Subadviser determines that there are unusual costs and/or difficulties associated with voting a particular security, which more typically might be the case with respect to securities of non-U.S. issuers, our Subadviser reserves the right not to vote a security by proxy unless our Subadviser determines that the potential benefits of voting the security exceed the expected cost. Other factors that may influence our Subadviser’s determination not to vote a debt or equity security include if: (1) the effect on the applicable client’s economic interests or the value of the account’s holding is insignificant in relation to the client’s account as a whole; (2) the cost of voting the security outweighs the possible benefit to the applicable client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the account managers to effect trades in the related security; or (3) our Subadviser otherwise determines that it is consistent with our Subadviser’s fiduciary obligations not to vote the security.

If a request for proxy presents a conflict of interest between our stockholders, on the one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our Adviser’s management may: (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

If a request for proxy presents a conflict of interest between our stockholders, on the one hand, and our Subadviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our Subadviser’s management may: (1) vote in accordance with the voting guidelines or factors set forth in these proxy voting policies and procedures; (2) vote in accordance with the recommendation of an independent third-party service provider; (3) vote in accordance with the instructions of the client; or (4) not vote or abstain from voting the securities.

Information regarding how we vote proxies will be available without charge by calling us at          . You may also access this information on the SEC’s website at http://www.sec.gov. [Our Adviser’s website at http://www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          ,          , serves as our independent registered public accounting firm.          provides audit and audit-related services, and tax return preparation and assistance to us.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

          ,          , will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of          %.

          ,          , will serve as our custodian.

          ,          , will serve as our fund accountant.

42

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the common stock, offered hereby, has been filed by us with the SEC. The prospectus and this statement of additional information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. Please refer to the registration statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a registration statement, each such statement being qualified in all respects by such reference. Copies of the registration statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator, filed with the CFTC and the National Futures Association, we are not deemed to be a “commodity pool operator” under the CEA, and accordingly, are not subject to registration or regulation as such under the CEA.

43

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Statement of Assets and Liabilities	F-3

Notes to Statement of Assets and Liabilities	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME]

TORTOISE ESSENTIAL ASSETS INCOME 2024 FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
          , 2017

Assets:
Cash	$
Deferred offering costs
Total assets	$
Liabilities:
Accrued offering costs	$
Total liabilities
Net assets applicable to common stockholders	$
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; shares issued and outstanding ( shares authorized)	$
Additional paid-in capital
Net assets applicable to common stockholders	$
Net asset value per share of common stock outstanding (net assets applicable to common stock,
divided by common shares outstanding)	$

The accompanying notes are an integral part of the statement of assets and liabilities.

TORTOISE ESSENTIAL ASSETS INCOME 2024 TERM FUND, INC.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES
          , 2017

Tortoise Essential Assets Income 2024 Term Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

          , 2017

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements:

The Registrant’s financial statements dated          , notes to the financial statements and report of independent public accountants thereon will be filed by amendment to the Registrant’s registration statement.

2. Exhibits:

Exhibit
No.	Description of Document
a.1,	Articles of Incorporation.(1)

a.2.	Amended Articles of Incorporation.(1)

b.	Bylaws.(2)

c.	None.

d.	Form of Common Stock Certificate.(2)

e.	Automatic Dividend Reinvestment Plan.(2)

f.	Not applicable.

g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated , 2017.(2)

g.2.	Investment Subadvisory Agreement with Tortoise Credit Strategies, LLC dated , 2017.(2)

h.	Form of Underwriting Agreement.(2)

i.	Not applicable.

j.	Custody Agreement with dated , 2017.(2)

k.1.	Stock Transfer Agency Agreement with dated , 2017.(2)

k.2.	Administration Agreement with dated , 2017.(2)

l.	Opinion of Venable LLP.(2)

m.	Not applicable.

n.	Consent of Independent Registered Public Accounting Firm.(2)

o.	Not applicable.

p.	Not applicable.

q.	Not applicable.

r.1.	Code of Ethics of the Registrant.(2)

r.2.	Code of Ethics of Tortoise Capital Advisors, L.L.C.(2)

r.3.	Code of Ethics of Tortoise Credit Strategies, LLC.(2)
____________________

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the Form of Underwriting Agreement included as Exhibit h. hereto.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

FINRA filing fee	$*
Securities and Exchange Commission fees	$*
New York Stock Exchange listing fee	$*
Directors’ fees and expenses	$*
Accounting fees and expenses	$*
Legal fees and expenses	$*
Printing Expenses	$*
Transfer Agent’s fees	$*
Miscellaneous	$*
Total	$*
____________________

* To be filed by amendment.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of    , 2017, the number of record holders of each class of securities of the Registrant was:

Number of
Title of Class	Record Holders
Common stock, $0.001 par value per share

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision that limits present and former directors’ and officers’ liability to the Registrant and its stockholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Adviser

The information in the prospectus under the caption “Management of the Fund—Investment Adviser and Subadviser” and the Statement of Additional Information under the caption “Management of the Fund—Directors and Officers” is hereby incorporated by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., and the Registrant’s subadviser, Tortoise Credit Strategies, LLC, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian,          ,          , at the offices of the transfer agent, ,          ,          , or at the offices of the administrator, ,          ,          .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant is filing this registration statement pursuant to Rule 430A under the 1933 Act and undertakes that:

a. for the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Leawood and State of Kansas, on the 24th day of April, 2017.

Tortoise Essential Assets Income 2024 Term Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ P. Bradley Adams	Chief Executive Officer
P. Bradley Adams	(Principal Executive Officer)	April 24, 2017

/s/ P. Bradley Adams	Chief Financial Officer	April 24, 2017
P. Bradley Adams	(Principal Financial and Principal
Accounting Officer)
/s/ P. Bradley Adams	Director	April 24, 2017
P. Bradley Adams

EXHIBIT INDEX

Exhibit
No.	Description of Document
a.1.	Articles of Incorporation
a.2.	Amended Articles of Incorporation